EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-5,
                   Asset-Backed Certificates, Series 2005-5

GSAA 2005-5 -- TERMSHEET AND PRELIM PRICE GUIDANCE (EXTERNAL)
$714.165mm GS lead manager/books

Class Fitch/Moodys  Size(mm) Clt.Grp  Cr.Spt  AvL   Prin.Wndw    Guidance
 A-1    AAA/Aaa     403.521    ALL    11.15   1.00  05/05-07/07  1mL+9a
 A-2    AAA/Aaa     112.822    ALL    11.15   3.00  07/07-06/09  1mL+18a
 A-3    AAA/Aaa     121.061    ALL    11.15   5.61  06/09-07/11  1mL+30a
 M-1    AA+/Aa1      27.978    ALL     7.25   4.40  07/08-07/11  1mL+41a
 M-2     AA/AA2      18.293    ALL     4.70   4.34  06/08-07/11  1mL+44a
 M-3      A/A2       16.141    ALL     2.45   4.31  05/08-07/11  1mL+63a
 M-4     A-/A3        3.586    ALL     1.95   4.26  05/08-07/11  1mL+68a
 B-1    BBB+/Baa1     3.586    ALL     1.45   4.11  05/08-02/11  1mL+115a
 B-2    BBB/Baa2      3.586    ALL     0.95   3.80  05/08-05/10  1mL+125a
 B-3    BBB-/Baa3     3.591    ALL     0.45   3.21  05/08-03/09  Not offered

Expected Deal Timing:
Intex Preprice - Dealname: GSAA0505 Password: YJ3J
Launch/Price - week of 4/6
Settle - 4/28

Termsheet - Attached

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                         $714,165,000
                                                        (Approximate)
                                                GSAA Home Equity Trust 2005-5
                                           GS Mortgage Securities Corp., Depositor
                                                  Asset-Backed Certificates


    Overview of the Offered Certificates
    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Fitch
                                                         Expected                    Estimated     Principal         /Moody's
                          Approximate      Certificate    Credit     Initial Pass-   Avg. Life  Payment Window       Expected
    Certificates     Principal Balance(1)     Type     Support (2) Through Rate (3)  (yrs) (4)      (4) (5)           Ratings
    --------------------------------------------------------------------------------------------------------------------------
         A-1             $403,521,000          Sr         11.15%     LIBOR + [ ]%        1.00     05/05 - 07/07       AAA/Aaa
         A-2             $112,822,000          Sr         11.15%     LIBOR + [ ]%        3.00     07/07 - 06/09       AAA/Aaa
         A-3             $121,061,000          Sr         11.15%     LIBOR + [ ]%        5.61     06/09 - 07/11       AAA/Aaa
         M-1              $27,978,000          Sub         7.25%     LIBOR + [ ]%        4.40     07/08 - 07/11       AA+/Aa1
         M-2              $18,293,000          Sub         4.70%     LIBOR + [ ]%        4.34     06/08 - 07/11       AA/Aa2
         M-3              $16,141,000          Sub         2.45%     LIBOR + [ ]%        4.31     05/08 - 07/11        A/A2
         M-4               $3,586,000          Sub         1.95%     LIBOR + [ ]%        4.26     05/08 - 07/11        A-/A3
         B-1               $3,586,000          Sub         1.45%     LIBOR + [ ]%        4.11     05/08 - 02/11      BBB+/Baa1
         B-2               $3,586,000          Sub         0.95%     LIBOR + [ ]%        3.80     05/08 - 05/10      BBB/Baa2
         B-3               $3,591,000          Sub         0.45%     LIBOR + [ ]%        3.21     05/08 - 03/09      BBB-/Baa3
    --------------------------------------------------------------------------------------------------------------------------
        TOTAL            $714,165,000
    --------------------------------------------------------------------------------------------------------------------------



(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2)  Fully funded overcollateralization of approximately 0.45%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in February 2035.

Selected Mortgage Pool Data (6)


-----------------------------------------------------------------------------
                                                                    Aggregate
-----------------------------------------------------------------------------
Scheduled Principal Balance:                                     $721,787,600
Number of Mortgage Loans:                                               3,328
Average Scheduled Principal Balance:                                 $216,883
Interest Only Loans:                                                    0.00%
Weighted Average Gross Coupon:                                         6.372%
Weighted Average Net Coupon(7):                                        5.993%
Weighted Average FICO Score:                                              685
Weighted Average Original LTV Ratio:                                   85.70%
Weighted Average Stated Remaining Term (months):                          356
Weighted Average Seasoning (months):                                        4
Weighted Average Months to Roll:                                           24
Weighted Average Gross Margin:                                          3.12%
Weighted Average Initial Rate Cap:                                      3.00%
Weighted Average Periodic Rate Cap:                                     1.00%
Weighted Average Gross Maximum Lifetime Rate:                          12.37%
-----------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and the Trustee Fee.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo") and serviced by Wells Fargo.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization 0.45%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $714,165,000, a term of 31 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0505 and on Bloomberg as GSAA 05-5.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------
Expected Closing Date:                       April 28, 2005

Cut-off Date:                                April 1, 2005

Statistical Calculation Date:                March 1, 2005

Expected Pricing Date:                       On or before April 8, 2005

First Distribution Date:                     May 25, 2005

Key Terms
---------
Offered Certificates:                        Class A, Class M and Class B Certificates

Class A Certificates:                        Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:                        Class M-1, Class M-2, Class M-3 and Class M-4 Certificates

Class B Certificates:                        Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:                        Class R-1 and Class R-2 Certificates

Depositor:                                   GS Mortgage Securities Corp.

Subordinate Certificates:                    Class B and Class M Certificates

Underwriter:                                 Goldman, Sachs & Co.

Servicer:                                    Wells Fargo Bank, N.A.

Trustee:                                     HSBC Bank USA, National Association

Securities Administrator:                    Wells Fargo Bank, N.A.

Interest Rate Corridor                       Goldman Sachs Capital Markets L.P., as the cap provider. The short term unsecured
Provider:                                    debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated "Aa3"
                                             by Moody's, "A+" by S&P, and "AA-" by Fitch.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Interest Rate Corridor:                      This transaction will have a one-month LIBOR interest rate corridor available to pay Basis Risk Carry forward Amounts on all the Offered
                                             Certificates. The Interest Rate Corridor will have an initial notional amount of $714,165,000, for a term of 31 months beginning on the first distribution date.

Servicing Fee:                               37.5 bps

Trustee Fee:                                 0.40 bps

Distribution Date:                           25th day of the month or the following Business Day

Record Date:                                 For any Distribution Date, the last Business Day of the Interest Accrual Period

Delay Days:                                  0 day delay

Prepayment Period:                           The calendar month prior to the Distribution Date

Due Period:                                  The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                                   Actual/360 basis

Interest Accrual Period:                     From the prior Distribution Date to the day prior to the current
                                             Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment                           30% CPR
Assumption:

Excess Spread:                               The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR.

                                             Initial Gross WAC (1):                                         6.3717%
                                               Less Fees & Expenses (2):                                    0.3790%
                                                                                                          -----------
                                             Net WAC (1):                                                   5.9927%
                                               Less Initial Principal Certificate Coupon (Approx.)(1)(3):   3.0718%
                                                                                                          -----------
                                             Initial Excess Spread (1):                                     2.9209%

                                               (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.
                                               (2)  Includes the Servicing Fee and Trustee Fee.
                                               (3)  Assumes 1-month LIBOR equal to 2.89%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through
                                                    Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:                          Yes as to principal and interest, subject to recoverability.

Compensating Interest:                       The Servicer shall provide Compensating Interest equal to the lesser of
                                             (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                             Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                             Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:                      The transaction has a 10% optional clean-up call.

Rating Agencies:                             Fitch and Moody's Investors Service, Inc.

Minimum Denomination:                        $50,000 with regard to each of the Offered Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Legal Investment:                            It is anticipated that Class A-1, Class A-2, Class A-3, Class M-1,
                                             Class M-2, Class R-1 and Class R-2 Certificates will be SMMEA eligible.

ERISA Eligible:                              Underwriter's exemption is expected to apply to the Offered
                                             Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                               All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class
                                             R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                                  The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                             Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
                                             INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                             IN THE OFFERED CERTIFICATES.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.45% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 0.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.45% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The later of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 22.30%.



-----------------------------------------------------------------------------------------------------------
   Class                    Initial Subordination Percentage                      Step-Down Date Percentage
-----------------------------------------------------------------------------------------------------------
     A                                   11.15%                                            22.30%
-----------------------------------------------------------------------------------------------------------
    M-1                                   7.25%                                            14.50%
-----------------------------------------------------------------------------------------------------------
    M-2                                   4.70%                                             9.40%
-----------------------------------------------------------------------------------------------------------
    M-3                                   2.45%                                             4.90%
-----------------------------------------------------------------------------------------------------------
    M-4                                   1.95%                                             3.90%
-----------------------------------------------------------------------------------------------------------
    B-1                                   1.45%                                             2.90%
-----------------------------------------------------------------------------------------------------------
    B-2                                   0.95%                                             1.90%
-----------------------------------------------------------------------------------------------------------
    B-3                                   0.45%                                             0.90%
-----------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [40]% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


----------------------------------------------------------------------------------------------------------------------------
      Distribution Date                                              Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------------------
    May 2008 - April 2009                        [0.75]% for the first month, plus an additional 1/12th of [0.500]% for each month thereafter (e.g., approximately [0.792]% in June 2008)
----------------------------------------------------------------------------------------------------------------------------
    May 2009 - April 2010                        [1.25]% for the first month, plus an additional 1/12th of [0.250]% for each month thereafter (e.g., approximately [1.271]% in June 2009)
----------------------------------------------------------------------------------------------------------------------------
    May 2010 - April 2011                        [1.50]% for the first month, plus an additional 1/12th of [0.250]% for each month thereafter (e.g., approximately [1.521]% in June 2010)
----------------------------------------------------------------------------------------------------------------------------
   May 2011 and thereafter                                                         [1.75]%
----------------------------------------------------------------------------------------------------------------------------


Step-Up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and the Trustee Fee (calculated on an actual/360 day basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

     (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

    (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero;

(b) sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

    (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

    (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

    (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

   (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates pro rata based on their respective Basis Risk Carry Forward Amounts,

    (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes,

     (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining, to the excess cashflow certificates.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

    (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

   (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

    (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

    (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and the Trustee Fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 77.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Date, over (y) the lesser of: (A) the product of (i) 96.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 99.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.45% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------



    Product       No Penalty       1-12 Months       13-24 Months      25-36 Months     Total
    -------       ----------       -----------       ------------      ------------     -----
   2/28 ARM      $282,548,832         $418,953       $201,913,600                $0     $484,881,385
   3/27 ARM       $99,125,360         $339,023       $118,177,702       $19,264,130     $236,906,215
   TOTAL(3)      $381,674,192         $757,976       $320,091,302       $19,264,130     $721,787,600

    Product       No Penalty       1-12 Months       13-24 Months      25-36 Months
    -------       ----------       -----------       ------------      ------------
   2/28 ARM           39.15%             0.06%             27.97%             0.00%
   3/27 ARM           13.73%             0.05%             16.37%             2.67%
   TOTAL(3)           52.88%             0.11%             44.35%             2.67%



(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.
(3)  Columns may not add up due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

     The assumptions for the breakeven CDR table below are as follows:

o    The Pricing Prepayment Assumption (as defined on page 3 above) is applied
o 1-month and 6-month Forward LIBOR curves (as of close on April 5, 2005) are used
o    33% loss severity
o    There is a 6-month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o    All Offered Certificates are priced at par
o All payments are assumed to be made on the 25th of the month regardless of business days
o Based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR


----------------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss               Libor Flat                      0% Return
----------------------------------------------------------------------------------------------------------------------------------
  Class M-1  CDR (%)                                           16.68                          16.82                          18.30
             Yield (%)                                        4.8829                         4.4885                         0.0112
             WAL (years)                                        4.33                           4.32                           4.13
             Modified Duration (years)                          3.89                           3.89                           3.88
             Principal Window                          Aug09 - Aug09                  Aug09 - Aug09                  Jul09 - Jul09
             Principal Writedown                  $17,071.75 (0.06%)            $542,058.24 (1.94%)         $5,676,395.26 (20.29%)
             Total Collat Loss                $69,496,822.62 (9.69%)         $69,981,857.08 (9.76%)        $74,565,214.86 (10.39%)
----------------------------------------------------------------------------------------------------------------------------------
  Class M-2  CDR (%)                                           11.78                          11.88                          12.83
             Yield (%)                                        4.9638                         4.5296                         0.0532
             WAL (years)                                        4.83                           4.82                           4.51
             Modified Duration (years)                          4.28                           4.29                           4.21
             Principal Window                          Feb10 - Feb10                  Feb10 - Feb10                  Dec09 - Dec09
             Principal Writedown                  $10,588.50 (0.06%)            $437,031.16 (2.39%)         $4,076,837.57 (22.29%)
             Total Collat Loss                $53,543,978.35 (7.46%)         $53,937,605.20 (7.52%)         $57,000,155.40 (7.95%)
----------------------------------------------------------------------------------------------------------------------------------
  Class M-3  CDR (%)                                            8.10                           8.22                           8.96
             Yield (%)                                        5.1713                         4.5560                         0.0597
             WAL (years)                                        5.16                           5.15                           4.76
             Modified Duration (years)                          4.51                           4.52                           4.52
             Principal Window                          Jun10 - Jun10                  Jun10 - Jun10                  May10 - May10
             Principal Writedown                  $23,502.06 (0.15%)            $589,882.35 (3.65%)         $3,961,677.63 (24.54%)
             Total Collat Loss                $39,259,650.16 (5.47%)         $39,783,246.19 (5.55%)         $42,758,434.97 (5.96%)
----------------------------------------------------------------------------------------------------------------------------------
  Class M-4  CDR (%)                                            7.34                           7.36                           7.53
             Yield (%)                                        5.0879                         4.6319                         0.0977
             WAL (years)                                        5.24                           5.24                           5.07
             Modified Duration (years)                          4.57                           4.57                           4.62
             Principal Window                          Jul10 - Jul10                  Jul10 - Jul10                  Jul10 - Jul10
             Principal Writedown                  $35,603.62 (0.99%)            $131,467.80 (3.67%)           $946,446.68 (26.39%)
             Total Collat Loss                $36,092,671.57 (5.03%)         $36,182,071.60 (5.04%)         $36,940,126.92 (5.15%)
----------------------------------------------------------------------------------------------------------------------------------
  Class B-1  CDR (%)                                            6.58                           6.63                           6.79
             Yield (%)                                        5.6694                         4.6748                         0.2165
             WAL (years)                                        5.41                           5.31                           5.05
             Modified Duration (years)                          4.63                           4.57                           4.62
             Principal Window                          Sep10 - Sep10                  Aug10 - Aug10                  Aug10 - Aug10
             Principal Writedown                  $17,143.97 (0.48%)            $226,470.81 (6.32%)         $1,008,452.60 (28.12%)
             Total Collat Loss                $32,988,874.46 (4.60%)         $33,056,776.56 (4.61%)         $33,786,527.45 (4.71%)
----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

----------------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss               Libor Flat                      0% Return
----------------------------------------------------------------------------------------------------------------------------------
  Class B-2  CDR (%)                                              5.86                           5.90                         6.05
             Yield (%)                                          5.6800                         4.7412                       0.3145
             WAL (years)                                          5.49                           5.45                         4.90
             Modified Duration (years)                            4.67                           4.68                         4.69
             Principal Window                            Oct10 - Oct10                  Oct10 - Oct10                Sep10 - Sep10
             Principal Writedown                    $39,717.64 (1.11%)            $239,527.32 (6.68%)         $978,037.53 (27.27%)
             Total Collat Loss                  $29,793,424.76 (4.15%)         $29,981,251.07 (4.18%)       $30,537,548.94 (4.26%)
----------------------------------------------------------------------------------------------------------------------------------
  Class B-3  CDR (%)                                              4.94                           5.02                         5.22
             Yield (%)                                          6.1552                         4.5823                       0.0740
             WAL (years)                                          5.55                           5.28                         4.55
             Modified Duration (years)                            4.67                           4.71                         4.83
             Principal Window                            Nov10 - Nov10                  Nov10 - Nov10                Nov10 - Nov10
             Principal Writedown                    $26,254.44 (0.73%)            $313,637.81 (8.73%)       $1,012,803.80 (28.20%)
             Total Collat Loss                  $25,539,451.03 (3.56%)         $25,925,700.68 (3.61%)       $26,887,684.97 (3.75%)
----------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


Distribution                      Available        Effective        Distribution                   Available          Effective
   Period         Distribution    Funds Cap     Available Funds        Period      Distribution    Funds Cap       Available Funds
  (months)            Date           (%)            Cap (%)           (months)         Date           (%)              Cap (%)
------------      ------------    ---------     ---------------     -----------    ------------    ---------       ---------------
     1             25-May-05       6.68861          10.00000             48          25-Apr-09      11.50833           11.50833
     2             25-Jun-05       5.82638          10.00000             49          25-May-09      11.92600           11.92600
     3             25-Jul-05       6.02148          10.00000             50          25-Jun-09      11.84384           11.84384
     4             25-Aug-05       5.82812          10.00000             51          25-Jul-09      12.24632           12.24632
     5             25-Sep-05       5.82903          10.00000             52          25-Aug-09      11.85908           11.85908
     6             25-Oct-05       6.02429          10.00000             53          25-Sep-09      11.86700           11.86700
     7             25-Nov-05       5.83093          10.00000             54          25-Oct-09      12.27102           12.27102
     8             25-Dec-05       6.02632          10.00000             55          25-Nov-09      11.88362           11.88362
     9             25-Jan-06       5.83295          10.00000             56          25-Dec-09      12.28874           12.28874
     10            25-Feb-06       5.83401          10.00000             57          25-Jan-10      11.90133           11.90133
     11            25-Mar-06       6.46030          10.00000             58          25-Feb-10      11.91061           11.91061
     12            25-Apr-06       5.83624          10.00000             59          25-Mar-10      13.19737           13.19737
     13            25-May-06       6.03198          10.00000             60          25-Apr-10      11.93011           11.93011
     14            25-Jun-06       5.83860          10.00000             61          25-May-10      12.33834           12.33834
     15            25-Jul-06       6.03450          10.00000             62          25-Jun-10      11.95089           11.95089
     16            25-Aug-06       5.84112          10.00000             63          25-Jul-10      12.36052           12.36052
     17            25-Sep-06       5.84244          10.00000             64          25-Aug-10      11.97306           11.97306
     18            25-Oct-06       6.03859          10.00000             65          25-Sep-10      11.98469           11.98469
     19            25-Nov-06       5.84521          10.00000             66          25-Oct-10      12.39659           12.39659
     20            25-Dec-06       6.88805          10.00000             67          25-Nov-10      12.00912           12.00912
     21            25-Jan-07       7.81562          10.00000             68          25-Dec-10      12.42267           12.42267
     22            25-Feb-07       7.81801          10.00000             69          25-Jan-11      12.03519           12.03519
     23            25-Mar-07       8.65837          10.00000             70          25-Feb-11      12.04888           12.04888
     24            25-Apr-07       7.82298          10.00000             71          25-Mar-11      13.35549           13.35549
     25            25-May-07       8.08643          10.00000             72          25-Apr-11      12.07765           12.07765
     26            25-Jun-07       8.10204          10.00000             73          25-May-11      12.49585           12.49585
     27            25-Jul-07       8.77157          10.00000             74          25-Jun-11      12.10837           12.10837
     28            25-Aug-07       8.49184          10.00000             75          25-Jul-11      12.52867           12.52867
     29            25-Sep-07       8.49516          10.00000             76          25-Aug-11      12.14121           12.14121
     30            25-Oct-07       8.78185          10.00000             77          25-Sep-11      12.15846           12.15846
     31            25-Nov-07       8.57999          10.00000             78          25-Oct-11      12.58218           12.58218
     32            25-Dec-07       10.06380         10.06380             79          25-Nov-11      12.19476           12.19476
     33            25-Jan-08       10.12764         10.12764             80          25-Dec-11      12.62097           12.62097
     34            25-Feb-08       10.13193         10.13193             81          25-Jan-12      12.23358           12.23358
     35            25-Mar-08       10.83498         10.83498             82          25-Feb-12      12.25400           12.25400
     36            25-Apr-08       10.14010         10.14010             83          25-Mar-12      13.12168           13.12168
     37            25-May-08       10.50940         10.50940             84          25-Apr-12      12.29698           12.29698
     38            25-Jun-08       10.74427         10.74427             85          25-May-12      12.73025           12.73025
     39            25-Jul-08       11.50616         11.50616             86          25-Jun-12      12.34301           12.34301
     40            25-Aug-08       11.14022         11.14022             87          25-Jul-12      12.77948           12.77948
     41            25-Sep-08       11.14547         11.14547             88          25-Aug-12      12.39233           12.39233
     42            25-Oct-08       11.52258         11.52258             89          25-Sep-12      12.41830           12.41830
     43            25-Nov-08       11.18253         11.18253             90          25-Oct-12      12.86004           12.86004
     44            25-Dec-08       11.86569         11.86569             91          25-Nov-12      12.47306           12.47306
     45            25-Jan-09       11.48895         11.48895             92          25-Dec-12      12.91865           12.91865
     46            25-Feb-09       11.49530         11.49530             93          25-Jan-13      12.53182           12.53182
     47            25-Mar-09       12.73403         12.73403             94          25-Feb-13      12.56280           12.56280

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                      Available        Effective
   Period         Distribution    Funds Cap     Available Funds
  (months)            Date           (%)            Cap (%)
------------      ------------    ---------     ---------------
    95            25-Mar-13         13.94436      13.94436
    96            25-Apr-13         12.62819      12.62819
    97            25-May-13         13.08479      13.08479
    98            25-Jun-13         12.69848      12.69848
    99            25-Jul-13         13.16012      13.16012
   100            25-Aug-13         12.77410      12.77410
   101            25-Sep-13         12.81406      12.81406
   102            25-Oct-13         13.28404      13.28404
   103            25-Nov-13         12.89857      12.89857
   104            25-Dec-13         13.37471      13.37471
   105            25-Jan-14         12.98969      12.98969
   106            25-Feb-14         13.03792      13.03792
   107            25-Mar-14         14.49033      14.49033
   108            25-Apr-14         13.14014      13.14014
   109            25-May-14         13.63412      13.63412
   110            25-Jun-14         13.25065      13.25065
   111            25-Jul-14         13.75291      13.75291
   112            25-Aug-14         13.37027      13.37027
   113            25-Sep-14         13.43378      13.43378
   114            25-Oct-14         13.94992      13.94992
   115            25-Nov-14         13.56884      13.56884
   116            25-Dec-14         14.09535      14.09535
   117            25-Jan-15         13.71555      13.71555
   118            25-Feb-15         13.79367      13.79367
   119            25-Mar-15         15.36181      15.36181
   120            25-Apr-15         13.96029      13.96029

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                     $721,787,600
Number of Mortgage Loans:                                               3,328
Average Scheduled Principal Balance:                                 $216,883
Interest Only Loans:                                                    0.00%
Weighted Average Gross Coupon:                                         6.372%
Weighted Average Net Coupon: (2)                                       5.993%
Weighted Average FICO Score:                                              685
Weighted Average Original LTV Ratio:                                   85.70%
Weighted Average Stated Remaining Term (months):                          356
Weighted Average Seasoning (months):                                        4
Weighted Average Months to Roll:                                           24
Weighted Average Gross Margin:                                          3.12%
Weighted Average Initial Rate Cap:                                      3.00%
Weighted Average Periodic Rate Cap:                                     1.00%
Weighted Average Gross Maximum Lifetime Rate:                          12.37%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and the Trustee Fee.



                                            Distribution by Current Principal Balance

                                                Pct. Of   Weighted   Weighted              Weighted   Weighted
                        Number                  Pool By     Avg.       Avg.      Avg.        Avg.       Avg.                   Pct.
 Current Principal        of       Principal   Principal    Gross    Current   Principal   Original   Combined   Pct. Full    Owner
      Balance            Loans      Balance     Balance    Coupon     FICO      Balance      LTV         LTV     Doc        Occupied
---------------------   ------   -----------   ---------  --------   --------  ---------   --------   --------   ---------  --------
$50,000 & Below            126    $4,844,062     0.67%     7.039%     690       $38,445     83.17%      83.88%      0.00%    19.54%
$50,001 - $75,000          180    11,281,136     1.56      6.912      690        62,673     85.86       85.99       0.00     31.98
$75,001 - $100,000         228    20,247,610     2.81      6.685      689        88,805     84.99       86.09       0.00     50.35
$100,001 - $125,000        319    36,256,983     5.02      6.587      693       113,658     86.58       88.13       0.00     63.88
$125,001 - $150,000        377    51,886,700     7.19      6.496      689       137,631     85.86       86.90       0.00     63.58
$150,001 - $200,000        601   104,237,046    14.44      6.465      686       173,439     86.57       88.47       0.00     69.60
$200,001 - $250,000        428    95,808,396    13.27      6.348      687       223,851     86.68       88.42       0.00     78.14
$250,001 - $300,000        335    91,441,722    12.67      6.309      683       272,960     86.84       88.85       0.00     79.79
$300,001 - $350,000        238    77,069,186    10.68      6.378      681       323,820     87.50       88.90       0.00     74.64
$350,001 - $400,000        190    71,445,052     9.90      6.299      680       376,027     85.56       87.48       0.00     80.83
$400,001 - $450,000         99    42,234,312     5.85      6.250      687       426,609     86.11       87.20       0.00     76.93
$450,001 - $500,000         89    42,450,562     5.88      6.323      685       476,973     84.77       86.42       0.00     72.94
$500,001 - $550,000         38    19,797,849     2.74      6.201      672       520,996     86.02       86.02       0.00    100.00
$550,001 - $600,000         23    13,263,741     1.84      6.191      675       576,684     84.98       85.85       0.00    100.00
$600,001 - $650,000         40    25,272,692     3.50      6.156      693       631,817     81.23       83.34       0.00     90.11
$650,001 - $700,000          1       652,620     0.09      5.750      692       652,620     80.00       80.00       0.00    100.00
$700,001 - $750,000          5     3,665,195     0.51      5.738      724       733,039     75.35       79.13       0.00    100.00
$750,001 - $800,000          2     1,572,131     0.22      5.687      705       786,066     72.43       79.84       0.00    100.00
$800,001 - $850,000          2     1,626,077     0.23      6.188      627       813,039     67.51       73.85       0.00    100.00
$850,001 - $900,000          1       892,141     0.12      5.625      653       892,141     70.00       70.00       0.00    100.00
$900,001 - $950,000          2     1,877,468     0.26      5.750      768       938,734     55.07       60.06       0.00     49.88
$950,001 - $1,000,000        4     3,964,917     0.55      5.689      691       991,229     52.50       52.50       0.00     74.83
---------------------   ------  ------------   ---------  --------   --------  ---------   --------   --------   ---------  -------
Total:                   3,328  $721,787,600   100.00%     6.372%     685      $216,883     85.70%      87.30%      0.00%    74.56%
---------------------   ------  ------------   ---------  --------   --------  ---------   --------   --------   ---------  -------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                   Distribution by Current Rate

                                        Pct. Of      Weighted  Weighted
                                        Pool By      Avg.      Avg.      Avg.         Avg.        Avg.
                Number Of    Principal  Principal    Gross     Current   Principal    Original    Combined   Pct. Full   Pct. Owner
Current Rate       Loans       Balance   Balance     Coupon    FICO      Balance      LTV         LTV        Doc         Occupied
-------------   ---------   ----------- ----------   --------  --------  ---------   ----------  ----------  ---------- -----------
4.50% & Below         4     $1,014,920     0.14%     4.204%    725      $253,730       71.82%     78.51%       0.00%    100.00%
4.51 - 5.00%         38      9,667,219     1.34      4.910     699       254,400       78.35      87.76        0.00      93.58
5.01 - 5.50%        216     53,861,199     7.46      5.371     711       249,357       76.23      84.16        0.00      86.42
5.51 - 6.00%        641    163,265,283    22.62      5.834     689       254,704       80.96      83.92        0.00      86.42
6.01 - 6.50%        982    228,867,880    31.71      6.323     680       233,063       86.44      87.04        0.00      81.04
6.51 - 7.00%        883    175,826,562    24.36      6.794     681       199,124       90.13      90.17        0.00      70.14
7.01 - 7.50%        365     64,407,457     8.92      7.259     682       176,459       90.46      90.56        0.00      38.27
7.51 - 8.00%        147     18,986,631     2.63      7.748     682       129,161       90.47      90.47        0.00      32.71
8.01 - 8.50%         46      5,352,381     0.74      8.302     681       116,356       89.22      89.22        0.00      14.82
8.51 - 9.00%          6        538,069     0.07      8.737     675        89,678       89.97      89.97        0.00       0.00
-------------   ---------   ----------- ----------   --------  --------  ---------   ----------  ----------  ---------- -----------
Total:            3,328   $721,787,600   100.00%     6.372%    685      $216,883       85.70%     87.30%       0.00%     74.56%
-------------   ---------   ----------- ----------   --------  --------  ---------   ----------  ----------  ---------- -----------





                                                       Distribution by FICO

                                         Pct. Of               Weighted                Weighted   Weighted
                                         Pool By    Weighted     Avg.    Avg.          Avg.       Avg.
             Number Of      Principal    Principal  Avg. Gross  Current  Principal     Original   Combined    Pct. Full  Pct. Owner
  Fico         Loans         Balance     Balance    Coupon       FICO    Balance       LTV        LTV         Doc          Occupied
----------   ---------     -----------   ---------  ---------  --------  ---------     ---------  ----------  ---------- ----------
780 - 817       104        $21,739,945     3.01%    6.200%       790     $209,038      80.51%     82.23%       0.00%     62.27%
760 - 779       148         28,590,899     3.96     6.198        769      193,182      82.09      86.31        0.00      62.88
740 - 759       234         49,630,840     6.88     6.194        750      212,098      83.15      87.57        0.00      61.40
720 - 739       288         61,070,607     8.46     6.221        729      212,051      83.51      87.09        0.00      66.84
700 - 719       401         86,760,182    12.02     6.316        709      216,360      86.22      89.16        0.00      72.40
680 - 699       459         99,720,473    13.82     6.408        689      217,256      86.21      87.18        0.00      75.46
660 - 679       595        128,781,383    17.84     6.474        669      216,439      87.13      87.80        0.00      72.95
640 - 659       630        139,649,589    19.35     6.424        650      221,666      86.95      87.49        0.00      81.95
620 - 639       465        104,935,805    14.54     6.443        630      225,668      85.94      86.38        0.00      84.02
600 - 619         1             91,849     0.01     7.000        615       91,849      83.64      83.64        0.00       0.00
580 - 599         2            717,150     0.10     6.287        590      358,575      83.41      83.41        0.00     100.00
540 - 559         1             98,879     0.01     6.750        557       98,879      70.00      70.00        0.00       0.00
----------   ---------     -----------   ---------  ---------  --------  ---------     ---------  ----------  ---------- ----------
Total:        3,328       $721,787,600   100.00%    6.372%       685     $216,883      85.70%     87.30%       0.00%     74.56%
----------   ---------     -----------   ---------  ---------  --------  ---------     ---------  ----------  ---------- ----------
----------   ---------     -----------   ---------  ---------  --------  ---------     ---------  ----------  ---------- ----------


                                                   Distribution by Original LTV

                                              Pct. Of    Weighted   Weighted              Weighted   Weighted
                                              Pool By      Avg.     Avg.     Avg.         Avg.       Avg.                     Pct.
                    Number Of    Principal   Principal    Gross     Current  Principal    Original   Combined  Pct. Full     Owner
 Original LTV         Loans       Balance     Balance     Coupon    FICO     Balance      LTV        LTV       Doc        Occupied
----------------   ---------- -------------  ---------   --------   ------   ---------   ----------  --------  ---------  --------
40.00% & Below          29      $4,726,655     0.65%     5.961%      691     $162,988     33.75%     38.22%      0.00%     45.56%
40.01 - 50.00%          30       7,982,419     1.11      5.955       721      266,081     45.78      47.98       0.00      60.80
50.01 - 60.00%          67      13,704,579     1.90      6.055       693      204,546     57.14      59.91       0.00      65.30
60.01 - 70.00%         171      39,965,987     5.54      5.931       680      233,719     66.92      69.18       0.00      70.15
70.01 - 80.00%         669     155,972,832    21.61      5.865       700      233,143     78.49      84.80       0.00      78.53
80.01 - 85.00%         105      27,261,575     3.78      6.295       671      259,634     83.89      83.89       0.00      82.06
85.01 - 90.00%       1,315     278,769,151    38.62      6.607       684      211,992     89.67      89.69       0.00      55.92
90.01 - 95.00%         941     193,141,971    26.76      6.593       676      205,252     94.87      94.87       0.00     100.00
95.01 - 100.00%          1         262,431     0.04      6.250       642      262,431     96.80      96.80       0.00     100.00
----------------   ---------- -------------  ---------   --------   ------   ---------   ----------  --------  ---------  --------
Total:               3,328    $721,787,600   100.00%     6.372%      685     $216,883     85.70%     87.30%      0.00%     74.56%
----------------   ---------- -------------  ---------   --------   ------   ---------   ----------  --------  ---------  --------
----------------   ---------- -------------  ---------   --------   ------   ---------   ----------  --------  ---------  --------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Document Type

                                                 Pct. Of    Weighted  Weighted             Weighted   Weighted
                           Number                Pool By    Avg.      Avg.     Avg.        Avg.       Avg.        Pct.        Pct.
                           Of      Principal     Principal  Gross     Current  Principal   Original   Combined    Full       Owner
  Document Type            Loans   Balance       Balance    Coupon    FICO     Balance     LTV        LTV         Doc     Occupied
------------------------- -------  ------------  ---------  -------   -------- ---------   ---------  ---------  ------   --------
No Doc                       787   $158,398,341   21.95%    6.381%    692      $201,269    84.85%     85.14%      0.00%     95.51%
No Ratio                     641    128,527,420   17.81     6.605     682       200,511    86.87      87.07       0.00      57.70
Stated With                1,473    330,182,519   45.75     6.379     681       224,156    86.43      88.19       0.00      72.35
Non-verified Assets Doc
Stated With Verified         427    104,679,320   14.50     6.046     695       245,151    83.24      88.04       0.00      70.53
Assets Doc
------------------------- -------  ------------  ---------  -------   -------- ---------   ---------  ---------  ------   --------
Total:                     3,328   $721,787,600  100.00%    6.372%    685      $216,883    85.70%     87.30%      0.00%     74.56%
------------------------- -------  ------------  ---------  -------   -------- ---------   ---------  ---------  ------   --------
------------------------- -------  ------------  ---------  -------   -------- ---------   ---------  ---------  ------   --------


                                                   Distribution by Loan Purpose

                                           Pct. Of    Weighted    Weighted               Weighted   Weighted
                                           Pool By    Avg.        Avg.      Avg.         Avg.       Avg.
     Loan         Number Of  Principal    Principal   Gross       Current   Principal    Original   Combined  Pct. Full  Pct. Owner
    Purpose       Loans      Balance       Balance    Coupon      FICO      Balance       LTV        LTV       Doc         Occupied
----------------  --------- ------------  ---------   --------   ---------  ---------    ---------  --------  ---------  ---------
Cashout Refi         894    $214,287,706    29.69%    6.309%       668      $239,695      82.08%     82.59%    0.00%       90.99%
Purchase           2,298     477,829,291    66.20     6.406        694       207,933      87.62      89.71     0.00        67.55
Rate/term Refi       136      29,670,603     4.11     6.261        680       218,166      80.91      82.46     0.00        68.75
----------------  --------- ------------  ---------   --------   ---------  ---------    ---------  --------  ---------  ---------
Total:             3,328    $721,787,600   100.00%    6.372%       685      $216,883      85.70%     87.30%    0.00%       74.56%
----------------  --------- ------------  ---------   --------   ---------  ---------    ---------  --------  ---------  ---------
----------------  --------- ------------  ---------   --------   ---------  ---------    ---------  --------  ---------  ---------


                                                 Distribution by Occupancy Status

                                           Pct. Of    Weighted   Weighted                Weighted    Weighted
                                           Pool By      Avg.       Avg.        Avg.        Avg.        Avg.                   Pct.
Occupancy          Number     Principal   Principal    Gross      Current   Principal    Original    Combined   Pct. Full    Owner
  Status          Of Loans     Balance     Balance     Coupon      FICO      Balance       LTV         LTV      Doc        Occupied
---------------  ---------- ------------  ---------  ----------  --------  ----------   ----------  ---------- ----------  --------
Non Owner           929     $149,349,403    20.69%     6.865%      698     $160,764        84.63%      84.85%     0.00%      0.00%
Owner Occupied    2,239      538,143,194    74.56      6.251       681      240,350        86.35       88.44      0.00     100.00
Second Home         160       34,295,003     4.75      6.110       690      214,344        80.06       80.14      0.00       0.00
---------------  ---------- ------------  ---------  ----------  --------  ----------   ----------  ---------- ----------  --------
Total:            3,328     $721,787,600   100.00%     6.372%      685     $216,883        85.70%      87.30%     0.00%     74.56%
---------------  ---------- ------------  ---------  ----------  --------  ----------   ----------  ---------- ----------  --------
---------------  ---------- ------------  ---------  ----------  --------  ----------   ----------  ---------- ----------  --------


                                                  Distribution by Property Type

                                        Pct. Of    Weighted   Weighted              Weighted    Weighted
                                        Pool By    Avg.       Avg.      Avg.        Avg.        Avg.                    Pct.
                Number    Principal     Principal  Gross      Current   Principal   Original    Combined    Pct. Full   Owner
Property Type   Of Loans  Balance       Balance    Coupon     FICO      Balance     LTV         LTV         Doc         Occupied
-------------  ---------  ------------  ---------  --------  ---------  ---------  ----------  ----------- ----------  -----------
2-4 Family         283     $69,196,002     9.59%    6.635%     692      $244,509    85.42%      85.65%      0.00%         49.00%
Condo              490     103,973,247    14.40     6.376      693       212,190    86.18       87.91       0.00          63.99
Pud                  2         328,306     0.05     7.179      664       164,153    76.85       76.85       0.00         100.00
Single Family
   Detached      2,553     548,290,045    75.96     6.337      683       214,763    85.65       87.40       0.00          79.77
-------------  ---------  ------------  ---------  --------  ---------  ---------  ----------  ----------- ----------  -----------
Total:           3,328    $721,787,600   100.00%    6.372%     685      $216,883    85.70%      87.30%      0.00%         74.56%
-------------  ---------  ------------  ---------  --------  ---------  ---------  ----------  ----------- ----------  -----------
-------------  ---------  ------------  ---------  --------  ---------  ---------  ----------  ----------- ----------  -----------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by State

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
               Number Of  Principal    Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
State           Loans     Balance      Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
FL                501     $97,507,472    13.51%    6.399%       688      $194,626      86.95%     87.53%      0.00%       59.63%
CA - Southern     250      78,668,427    10.90     6.014        695       314,674      81.82      86.20       0.00        81.97
CA - Northern     216      70,325,778     9.74     6.105        690       325,582      83.64      87.47       0.00        84.28
MA                115      38,569,777     5.34     6.391        695       335,389      83.98      84.74       0.00        78.61
IL                164      35,128,062     4.87     6.665        677       214,196      87.96      88.25       0.00        78.38
NY                 98      30,602,705     4.24     6.421        687       312,273      84.33      85.04       0.00        79.28
NJ                109      29,461,229     4.08     6.588        672       270,287      87.46      87.46       0.00        77.58
MN                130      27,215,119     3.77     6.316        687       209,347      87.55      88.93       0.00        85.72
NV                107      27,146,812     3.76     6.243        679       253,709      85.57      86.46       0.00        78.52
AZ                141      26,223,468     3.63     6.511        686       185,982      87.69      88.82       0.00        56.32
Other           1,497     260,938,751    36.15     6.473        682       174,308      86.49      87.77       0.00        73.53
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:          3,328    $721,787,600   100.00%    6.372%       685      $216,883      85.70%     87.30%      0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------




                                                     Distribution by Zip Code

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
               Number Of  Principal    Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Zip Code        Loans     Balance      Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
33062              11     $3,408,873     0.47%    6.726%       716      $309,898      87.61%       87.61%     0.00%        0.00%
02111               3      2,461,420     0.34     6.397        697       820,473      59.02        59.02      0.00        73.66
95758               7      2,289,597     0.32     6.346        666       327,085      88.74        91.05      0.00       100.00
89503               9      2,056,582     0.28     6.215        696       228,509      89.06        89.06      0.00        93.23
33308               8      2,032,840     0.28     6.372        671       254,105      88.08        88.08      0.00        29.44
33411              12      2,024,186     0.28     6.140        679       168,682      87.38        87.38      0.00        53.11
33572               4      1,992,051     0.28     6.874        693       498,013      89.58        89.58      0.00        25.22
28465               5      1,827,098     0.25     5.949        712       365,420      53.20        64.14      0.00         6.14
60611               4      1,794,779     0.25     6.457        722       448,695      85.73        85.73      0.00        91.17
33141               7      1,756,529     0.24     6.065        681       250,933      91.03        91.03      0.00        67.35
Other           3,258    700,143,646    97.00     6.371        685       214,900      85.81        87.43      0.00        75.27
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:          3,328   $721,787,600   100.00%    6.372%       685      $216,883      85.70%       87.30%     0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------




                                           Distribution by Remaining Months to Maturity

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
Remaining                              Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Months to       Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Maturity        Loans     Balance      Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
301 - 360         3,328  $721,787,600   100.00%    6.372%       685      $216,883      85.70%       87.30%     0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:            3,328  $721,787,600   100.00%    6.372%       685      $216,883      85.70%       87.30%     0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


                                                Distribution by Amortization Type

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Amortization    Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Type            Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
2/28 ARM          2,197  $484,881,385    67.18%    6.450%       682      $220,702    86.38%       87.71%        0.00%       74.31%
3/27 ARM          1,131   236,906,215    32.82     6.211        691       209,466    84.31        86.47         0.00        75.06
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:            3,328  $721,787,600   100.00%    6.372%       685      $216,883    85.70%       87.30%        0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                             Distribution by Prepayment Term (Months)

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
Prepayment                             Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Term            Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
(Months)        Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
0                1,588   $381,674,192    52.88%    6.530%      686      $240,349      84.83%       86.13%      0.00%        71.21%
12                   4        339,974     0.05     6.986       714        84,994      84.48        84.48       0.00         56.14
24               1,627    320,509,303    44.40     6.201       683       196,994      86.74        88.71       0.00         78.36
36                 109     19,264,130     2.67     6.072       697       176,735      85.62        87.16       0.00         77.87
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%    6.372%      685      $216,883      85.70%       87.30%      0.00%        74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


                                                   Distribution by Periodic Cap

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Periodic        Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Cap             Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
1.00%           3,328    $721,787,600   100.00%    6.372%      685     $216,883        85.70%       87.30%     0.00%        74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:          3,328    $721,787,600   100.00%    6.372%      685     $216,883        85.70%       87.30%     0.00%        74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------




                                               Distribution by Months to Rate Reset

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Months to       Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Rate Reset      Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
11 - 20            870   $182,033,534    25.22%    6.373%      681     $209,234        86.58%       87.56%     0.00%       73.90%
21 - 30          1,562    347,303,054    48.12     6.428       685      222,345        86.28        87.79      0.00        73.49
31 - 40            896    192,451,012    26.66     6.269       690      214,789        83.82        86.18      0.00        77.11
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%    6.372%      685     $216,883        85.70%       87.30%     0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


                                              Distribution by Maximum Lifetime Rate

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Maximum         Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Lifetime Rate   Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
9.50 - 9.99%         1       $174,236     0.02%    3.750%       719     $174,236       52.99%      52.99%       0.00%      100.00%
10.00 - 10.49%       2        644,665     0.09     4.236        724      322,332       74.42       78.87        0.00       100.00
10.50 - 10.99%      28      7,079,594     0.98     4.864        701      252,843       78.70       88.63        0.00        91.98
11.00 - 11.49%     141     36,152,563     5.01     5.269        709      256,401       76.15       84.89        0.00        88.44
11.50 - 11.99%     630    160,773,528    22.27     5.768        693      255,196       80.09       83.71        0.00        85.99
12.00 - 12.49%     806    190,789,979    26.43     6.228        680      236,712       85.15       85.97        0.00        81.35
12.50 - 12.99%   1,069    220,060,472    30.49     6.697        681      205,856       89.90       90.00        0.00        75.27
13.00 - 13.49%     384     71,830,157     9.95     7.167        682      187,058       90.32       90.41        0.00        42.23
13.50 - 13.99%     205     27,291,389     3.78     7.653        682      133,129       90.64       90.64        0.00        30.20
14.00 - 14.49%      48      5,496,294     0.76     8.207        687      114,506       88.93       88.93        0.00        18.46
14.50 - 14.99%      14      1,494,724     0.21     8.585        666      106,766       89.26       89.26        0.00         9.62
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%    6.372%       685     $216,883       85.70%      87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Minimum Lifetime Rate

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Minimum         Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Lifetime Rate   Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
3.50 - 3.99%         1       $174,236     0.02%     3.750%      719      $174,236       52.99%      52.99%       0.00%      100.00%
4.00 - 4.49%         2        644,665     0.09      4.236       724       322,332       74.42       78.87        0.00       100.00
4.50 - 4.99%        28      7,079,594     0.98      4.864       701       252,843       78.70       88.63        0.00        91.98
5.00 - 5.49%       141     36,152,563     5.01      5.269       709       256,401       76.15       84.89        0.00        88.44
5.50 - 5.99%       630    160,773,528    22.27      5.768       693       255,196       80.09       83.71        0.00        85.99
6.00 - 6.49%       806    190,789,979    26.43      6.228       680       236,712       85.15       85.97        0.00        81.35
6.50 - 6.99%     1,069    220,060,472    30.49      6.697       681       205,856       89.90       90.00        0.00        75.27
7.00 - 7.49%       384     71,830,157     9.95      7.167       682       187,058       90.32       90.41        0.00        42.23
7.50 - 7.99%       205     27,291,389     3.78      7.653       682       133,129       90.64       90.64        0.00        30.20
8.00 - 8.49%        48      5,496,294     0.76      8.207       687       114,506       88.93       88.93        0.00        18.46
8.50% & Above       14      1,494,724     0.21      8.585       666       106,766       89.26       89.26        0.00         9.62
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%     6.372%      685      $216,883       85.70%      87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------




                                                      Distribution by Margin

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
                                       Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
                Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Margin          Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
1.99% & Below        1        $44,500     0.01%    4.750%       786       $44,500       23.04%     100.00%       0.00%      100.00%
2.00 - 2.49%       235     55,342,298     7.67     5.437        707       235,499       75.27       86.63        0.00        93.54
2.50 - 2.99%       819    199,584,074    27.65     5.990        690       243,692       78.15       80.67        0.00        80.73
3.00 - 3.49%     1,326    292,558,312    40.53     6.438        680       220,632       89.45       89.52        0.00        84.40
3.50 - 3.99%       848    154,468,824    21.40     6.959        683       182,157       91.69       91.69        0.00        48.38
4.00 - 4.49%        85     16,800,923     2.33     7.321        671       197,658       89.79       89.79        0.00         5.94
4.50 - 4.99%         2        259,915     0.04     7.397        654       129,958       90.00       90.00        0.00         0.00
5.00 - 5.49%         3        592,148     0.08     6.165        761       197,383       73.91       73.91        0.00       100.00
5.50 - 5.99%         5      1,160,024     0.16     6.847        644       232,005       89.02       89.02        0.00       100.00
6.00% & Above        4        976,582     0.14     7.742        658       244,145       83.55       83.55        0.00        82.13
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%    6.372%       685      $216,883       85.70%      87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


                                               Distribution by First Adjustment Cap

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
First                                  Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Adjustment      Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Cap             Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
3.00%           3,328    $721,787,600   100.00%    6.372%      685      $216,883       85.70%      87.30%        0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:          3,328    $721,787,600   100.00%    6.372%      685      $216,883       85.70%      87.30%        0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


                                              Distribution by Periodic Lifetime Cap

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
Periodic                               Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Lifetime        Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Cap             Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
5.51 - 6.00%     3,328   $721,787,600   100.00%    6.372%      685     $216,883        85.70%      87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:           3,328   $721,787,600   100.00%    6.372%      685     $216,883        85.70%      87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                               Distribution by Interest Only Loans

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
Interest                               Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Only            Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Loans           Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
N                 3,328  $721,787,600   100.00%    6.372%      685     $216,883      85.70%       87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:            3,328  $721,787,600   100.00%    6.372%      685     $216,883      85.70%       87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------




                                                Distribution by Interest Only Term

                                       Pct. Of     Weighted   Weighted              Weighted     Weighted
Interest                               Pool By     Avg.       Avg.      Avg.        Avg.         Avg.
Only            Number Of  Principal   Principal   Gross      Current   Principal   Original     Combined     Pct. Full  Pct. Owner
Term            Loans      Balance     Balance     Coupon     FICO      Balance     LTV          LTV          Doc          Occupied
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
0               3,328    $721,787,600   100.00%     6.372%     685     $216,883      85.70%       87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
Total:          3,328    $721,787,600   100.00%     6.372%     685     $216,883      85.70%       87.30%       0.00%       74.56%
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------
-------------- --------- ------------  ---------   --------  --------- ---------   -----------  ------------ ----------- ----------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the Offered Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $714,165,000, a term of 31 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------

                                                                 Interest Rate
      Distribution Period                                          Corridor
            (months)                Strike Rate (%)           Notional Amount ($)
     ---------------------         ------------------        --------------------
               1                        6.68861                 714,165,000.00
               2                        5.82638                 692,491,978.62
               3                        6.02148                 671,468,751.39
               4                        5.82812                 651,076,858.26
               5                        5.82903                 631,297,432.34
               6                        6.02429                 612,112,168.35
               7                        5.83093                 593,503,306.04
               8                        6.02632                 575,453,613.92
               9                        5.83295                 557,946,373.65
               10                       5.83401                 540,965,364.74
               11                       6.46030                 524,494,849.82
               12                       5.83624                 508,519,560.27
               13                       6.03198                 493,024,682.32
               14                       5.83860                 477,995,843.50
               15                       6.03450                 463,419,099.61
               16                       5.84112                 449,280,921.92
               17                       5.84244                 435,568,184.90
               18                       6.03859                 422,268,154.20
               19                       5.84521                 409,368,475.04
               20                       6.88805                 396,857,160.94
               21                       7.81562                 384,773,257.48
               22                       7.81801                 373,117,945.71
               23                       8.65837                 361,810,658.31
               24                       7.82298                 350,841,049.55
               25                       8.08643                 340,199,080.23
               26                       8.10204                 329,875,008.63
               27                       8.77157                 319,869,740.98
               28                       8.49184                 310,176,637.01
               29                       8.49516                 300,772,622.40
               30                       8.78185                 291,649,112.31
               31                       8.57999                 282,797,775.99
           32 & Above                     N/A                         N/A



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                        GSAA_05_05
                                        MARCH
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 - 7.500                      8.92
7.501 - 8.000                      2.63
8.001 - 8.500                      0.74
8.501 - 9.000                      0.07
---------------------------------------
Total:                           100.00



---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.67
50,000.01 - 100,000.00             4.37
100,000.01 - 150,000.00           12.21
150,000.01 - 200,000.00           14.44
200,000.01 - 250,000.00           13.27
250,000.01 - 275,000.00            7.01
275,000.01 - 350,000.00           16.33
350,000.01 - 400,000.00            9.90
400,000.01 - 450,000.00            5.85
450,000.01 - 500,000.00            5.88
500,000.01 - 550,000.00            2.74
550,000.01 - 600,000.00            1.84
600,000.01 - 750,000.00            4.10
750,000.01 - 850,000.00            0.44
850,000.01 - 950,000.00            0.38
950,000.01 - 1,000,000.00          0.55
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
RemTerm                         Percent
---------------------------------------
347.000                            0.03
348.000                            0.06
349.000                            0.05
350.000                            0.24
351.000                            0.26
352.000                            1.04
353.000                            4.41
354.000                            7.74
355.000                            4.39
356.000                           22.68
357.000                           33.18
358.000                           25.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Am WAM                          Percent
---------------------------------------
60.000 - 119.999                   0.03
120.000 - 179.999                  0.03
300.000 - 359.999                 99.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Age                             Percent
---------------------------------------
2                                 25.94
3                                 33.18
4                                 22.68
5                                  4.39
6                                  7.74
7                                  4.41
8                                  1.04
9                                  0.26
10                                 0.24
11                                 0.05
12                                 0.06
13                                 0.03
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
States                          Percent
---------------------------------------
FL                                13.51
CA                                20.64
IL                                 4.87
AZ                                 3.63
MN                                 3.77
CO                                 3.63
MA                                 5.34
MI                                 2.00
NJ                                 4.08
NV                                 3.76
Other                             34.77
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.76
50.001 - 60.000                    1.90
60.001 - 70.000                    5.54
70.001 - 75.000                    3.88
75.001 - 80.000                   17.73
80.001 - 85.000                    3.78
85.001 - 90.000                   38.62
90.001 - 95.000                   26.76
95.001 - 100.000                   0.04
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.61
50.001 - 60.000                    1.74
60.001 - 70.000                    4.82
70.001 - 75.000                    3.45
75.001 - 80.000                   11.28
80.001 - 85.000                    4.14
85.001 - 90.000                   39.70
90.001 - 95.000                   27.54
95.001 - 100.000                   5.73
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
FICO                            Percent
---------------------------------------
540.000 - 559.999                  0.01
580.000 - 599.999                  0.10
600.000 - 619.999                  0.01
620.000 - 639.999                 14.54
640.000 - 659.999                 19.35
660.000 - 679.999                 17.84
680.000 - 699.999                 13.82
700.000 - 719.999                 12.02
720.000 - 739.999                  8.46
740.000 - 759.999                  6.88
760.000 - 779.999                  3.96
780.000 - 799.999                  2.52
800.000 - 819.999                  0.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO                            12.09
OLTV <= 80 - NO MI                30.81
PMI MORTGAGE INSURANCE CO         16.81
RADIAN                             9.38
REPUBLIC MORTGAGE INSUANCE CO      0.98
TRIAD                             17.94
UGIC                              12.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         20.69
OWNER OCCUPIED                    74.56
SECOND HOME                        4.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         9.59
CONDO                             14.40
PUD                                0.05
SINGLE FAMILY DETACHED            75.96
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      29.69
PURCHASE                          66.20
RATE/TERM REFI                     4.11
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Documentation Type              Percent
---------------------------------------
NO DOC                            21.95
NO RATIO                          17.81
STATED WITH NON-VERIFIED
ASSETS DOC                        45.75
STATED WITH VERIFIED ASSETS DOC   14.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 2

---------------------------------------
Silent                          Percent
---------------------------------------
N                                 91.33
Y                                  8.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 52.88
Y                                 47.12
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             52.88
12.000                             0.05
24.000                            44.40
36.000                             2.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                         100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        72.25
NON CONFORMING                    27.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Arm Index                       Percent
---------------------------------------
6 MONTH LIBOR                    100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.19
2.001 - 2.500                     11.76
2.501 - 3.000                     31.98
3.001 - 3.500                     39.35
3.501 - 4.000                     15.50
4.001 - 4.500                      0.81
4.501 - 5.000                      0.03
5.001 - 5.500                      0.15
5.501 - 6.000                      0.15
6.001 - 6.500                      0.02
6.501 - 7.000                      0.05
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
3.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                     0.02
10.001 - 10.500                    0.12
10.501 - 11.000                    1.34
11.001 - 11.500                    7.46
11.501 - 12.000                   22.62
12.001 - 12.500                   31.71
12.501 - 13.000                   24.36
13.001 - 13.500                    8.92
13.501 - 14.000                    2.63
14.001 - 14.500                    0.74
14.501 - 15.000                    0.07
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Floor Rate                      Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 >=                          12.37
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 90.41
2                                  6.08
3                                  1.61
4                                  1.90
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Product Type                    Percent
---------------------------------------
2 YEAR ARM                        67.18
3 YEAR ARM                        32.82
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Employment Flag                 Percent
---------------------------------------
N                                 69.09
Y                                 30.91
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Originator                      Percent
---------------------------------------
WELLS FARGO                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 2 of 2

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                        GSAA_05_05
                                        MARCH
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 - 7.500                      8.92
7.501 - 8.000                      2.63
8.001 - 8.500                      0.74
8.501 - 9.000                      0.07
---------------------------------------
Total:                           100.00



---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.67
50,000.01 - 100,000.00             4.37
100,000.01 - 150,000.00           12.21
150,000.01 - 200,000.00           14.44
200,000.01 - 250,000.00           13.27
250,000.01 - 275,000.00            7.01
275,000.01 - 350,000.00           16.33
350,000.01 - 400,000.00            9.90
400,000.01 - 450,000.00            5.85
450,000.01 - 500,000.00            5.88
500,000.01 - 550,000.00            2.74
550,000.01 - 600,000.00            1.84
600,000.01 - 750,000.00            4.10
750,000.01 - 850,000.00            0.44
850,000.01 - 950,000.00            0.38
950,000.01 - 1,000,000.00          0.55
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
RemTerm                         Percent
---------------------------------------
347.000                            0.03
348.000                            0.06
349.000                            0.05
350.000                            0.24
351.000                            0.26
352.000                            1.04
353.000                            4.41
354.000                            7.74
355.000                            4.39
356.000                           22.68
357.000                           33.18
358.000                           25.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Am WAM                          Percent
---------------------------------------
60.000 - 119.999                   0.03
120.000 - 179.999                  0.03
300.000 - 359.999                 99.94
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Age                             Percent
---------------------------------------
2                                 25.94
3                                 33.18
4                                 22.68
5                                  4.39
6                                  7.74
7                                  4.41
8                                  1.04
9                                  0.26
10                                 0.24
11                                 0.05
12                                 0.06
13                                 0.03
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
States                          Percent
---------------------------------------
FL                                13.51
CA                                20.64
IL                                 4.87
AZ                                 3.63
MN                                 3.77
CO                                 3.63
MA                                 5.34
MI                                 2.00
NJ                                 4.08
NV                                 3.76
Other                             34.77
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.76
50.001 - 60.000                    1.90
60.001 - 70.000                    5.54
70.001 - 75.000                    3.88
75.001 - 80.000                   17.73
80.001 - 85.000                    3.78
85.001 - 90.000                   38.62
90.001 - 95.000                   26.76
95.001 - 100.000                   0.04
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.61
50.001 - 60.000                    1.74
60.001 - 70.000                    4.82
70.001 - 75.000                    3.45
75.001 - 80.000                   11.28
80.001 - 85.000                    4.14
85.001 - 90.000                   39.70
90.001 - 95.000                   27.54
95.001 - 100.000                   5.73
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
FICO                            Percent
---------------------------------------
540.000 - 559.999                  0.01
580.000 - 599.999                  0.10
600.000 - 619.999                  0.01
620.000 - 639.999                 14.54
640.000 - 659.999                 19.35
660.000 - 679.999                 17.84
680.000 - 699.999                 13.82
700.000 - 719.999                 12.02
720.000 - 739.999                  8.46
740.000 - 759.999                  6.88
760.000 - 779.999                  3.96
780.000 - 799.999                  2.52
800.000 - 819.999                  0.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO                            12.09
OLTV <= 80 - NO MI                30.81
PMI MORTGAGE INSURANCE CO         16.81
RADIAN                             9.38
REPUBLIC MORTGAGE INSUANCE CO      0.98
TRIAD                             17.94
UGIC                              12.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         20.69
OWNER OCCUPIED                    74.56
SECOND HOME                        4.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         9.59
CONDO                             14.40
PUD                                0.05
SINGLE FAMILY DETACHED            75.96
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      29.69
PURCHASE                          66.20
RATE/TERM REFI                     4.11
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Documentation Type              Percent
---------------------------------------
NO DOC                            21.95
NO RATIO                          17.81
STATED WITH NON-VERIFIED
ASSETS DOC                        45.75
STATED WITH VERIFIED ASSETS DOC   14.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 2

---------------------------------------
Silent                          Percent
---------------------------------------
N                                 91.33
Y                                  8.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 52.88
Y                                 47.12
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             52.88
12.000                             0.05
24.000                            44.40
36.000                             2.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                         100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        72.25
NON CONFORMING                    27.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Arm Index                       Percent
---------------------------------------
6 MONTH LIBOR                    100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.19
2.001 - 2.500                     11.76
2.501 - 3.000                     31.98
3.001 - 3.500                     39.35
3.501 - 4.000                     15.50
4.001 - 4.500                      0.81
4.501 - 5.000                      0.03
5.001 - 5.500                      0.15
5.501 - 6.000                      0.15
6.001 - 6.500                      0.02
6.501 - 7.000                      0.05
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
3.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                     0.02
10.001 - 10.500                    0.12
10.501 - 11.000                    1.34
11.001 - 11.500                    7.46
11.501 - 12.000                   22.62
12.001 - 12.500                   31.71
12.501 - 13.000                   24.36
13.001 - 13.500                    8.92
13.501 - 14.000                    2.63
14.001 - 14.500                    0.74
14.501 - 15.000                    0.07
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Floor Rate                      Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 >=                          12.37
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 90.41
2                                  6.08
3                                  1.61
4                                  1.90
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Product Type                    Percent
---------------------------------------
2 YEAR ARM                        67.18
3 YEAR ARM                        32.82
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Employment Flag                 Percent
---------------------------------------
N                                 69.09
Y                                 30.91
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Originator                      Percent
---------------------------------------
WELLS FARGO                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 2 of 2

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                        GSAA_05_05
                                        MARCH
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 - 7.500                      8.92
7.501 - 8.000                      2.63
8.001 - 8.500                      0.74
8.501 - 9.000                      0.07
---------------------------------------
Total:                           100.00



---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.67
50,000.01 - 100,000.00             4.37
100,000.01 - 150,000.00           12.21
150,000.01 - 200,000.00           14.44
200,000.01 - 250,000.00           13.27
250,000.01 - 275,000.00            7.01
275,000.01 - 350,000.00           16.33
350,000.01 - 400,000.00            9.90
400,000.01 - 450,000.00            5.85
450,000.01 - 500,000.00            5.88
500,000.01 - 550,000.00            2.74
550,000.01 - 600,000.00            1.84
600,000.01 - 750,000.00            4.10
750,000.01 - 850,000.00            0.44
850,000.01 - 950,000.00            0.38
950,000.01 - 1,000,000.00          0.55
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
RemTerm                         Percent
---------------------------------------
347.000                            0.03
348.000                            0.06
349.000                            0.05
350.000                            0.24
351.000                            0.26
352.000                            1.04
353.000                            4.41
354.000                            7.74
355.000                            4.39
356.000                           22.68
357.000                           33.18
358.000                           25.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Am WAM                          Percent
---------------------------------------
60.000 - 119.999                   0.03
120.000 - 179.999                  0.03
300.000 - 359.999                 99.94
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Age                             Percent
---------------------------------------
2                                 25.94
3                                 33.18
4                                 22.68
5                                  4.39
6                                  7.74
7                                  4.41
8                                  1.04
9                                  0.26
10                                 0.24
11                                 0.05
12                                 0.06
13                                 0.03
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
States                          Percent
---------------------------------------
FL                                13.51
CA                                20.64
IL                                 4.87
AZ                                 3.63
MN                                 3.77
CO                                 3.63
MA                                 5.34
MI                                 2.00
NJ                                 4.08
NV                                 3.76
Other                             34.77
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.76
50.001 - 60.000                    1.90
60.001 - 70.000                    5.54
70.001 - 75.000                    3.88
75.001 - 80.000                   17.73
80.001 - 85.000                    3.78
85.001 - 90.000                   38.62
90.001 - 95.000                   26.76
95.001 - 100.000                   0.04
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.61
50.001 - 60.000                    1.74
60.001 - 70.000                    4.82
70.001 - 75.000                    3.45
75.001 - 80.000                   11.28
80.001 - 85.000                    4.14
85.001 - 90.000                   39.70
90.001 - 95.000                   27.54
95.001 - 100.000                   5.73
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
FICO                            Percent
---------------------------------------
540.000 - 559.999                  0.01
580.000 - 599.999                  0.10
600.000 - 619.999                  0.01
620.000 - 639.999                 14.54
640.000 - 659.999                 19.35
660.000 - 679.999                 17.84
680.000 - 699.999                 13.82
700.000 - 719.999                 12.02
720.000 - 739.999                  8.46
740.000 - 759.999                  6.88
760.000 - 779.999                  3.96
780.000 - 799.999                  2.52
800.000 - 819.999                  0.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO                            12.09
OLTV <= 80 - NO MI                30.81
PMI MORTGAGE INSURANCE CO         16.81
RADIAN                             9.38
REPUBLIC MORTGAGE INSUANCE CO      0.98
TRIAD                             17.94
UGIC                              12.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         20.69
OWNER OCCUPIED                    74.56
SECOND HOME                        4.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         9.59
CONDO                             14.40
PUD                                0.05
SINGLE FAMILY DETACHED            75.96
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      29.69
PURCHASE                          66.20
RATE/TERM REFI                     4.11
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Documentation Type              Percent
---------------------------------------
NO DOC                            21.95
NO RATIO                          17.81
STATED WITH NON-VERIFIED
ASSETS DOC                        45.75
STATED WITH VERIFIED ASSETS DOC   14.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 2

---------------------------------------
Silent                          Percent
---------------------------------------
N                                 91.33
Y                                  8.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 52.88
Y                                 47.12
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             52.88
12.000                             0.05
24.000                            44.40
36.000                             2.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                         100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        72.25
NON CONFORMING                    27.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Arm Index                       Percent
---------------------------------------
6 MONTH LIBOR                    100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.19
2.001 - 2.500                     11.76
2.501 - 3.000                     31.98
3.001 - 3.500                     39.35
3.501 - 4.000                     15.50
4.001 - 4.500                      0.81
4.501 - 5.000                      0.03
5.001 - 5.500                      0.15
5.501 - 6.000                      0.15
6.001 - 6.500                      0.02
6.501 - 7.000                      0.05
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
3.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                     0.02
10.001 - 10.500                    0.12
10.501 - 11.000                    1.34
11.001 - 11.500                    7.46
11.501 - 12.000                   22.62
12.001 - 12.500                   31.71
12.501 - 13.000                   24.36
13.001 - 13.500                    8.92
13.501 - 14.000                    2.63
14.001 - 14.500                    0.74
14.501 - 15.000                    0.07
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Floor Rate                      Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 >=                          12.37
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 90.41
2                                  6.08
3                                  1.61
4                                  1.90
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Product Type                    Percent
---------------------------------------
2 YEAR ARM                        67.18
3 YEAR ARM                        32.82
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Employment Flag                 Percent
---------------------------------------
N                                 69.09
Y                                 30.91
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Originator                      Percent
---------------------------------------
WELLS FARGO                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 2 of 2

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                        GSAA_05_05
                                        MARCH
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 - 7.500                      8.92
7.501 - 8.000                      2.63
8.001 - 8.500                      0.74
8.501 - 9.000                      0.07
---------------------------------------
Total:                           100.00



---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.67
50,000.01 - 100,000.00             4.37
100,000.01 - 150,000.00           12.21
150,000.01 - 200,000.00           14.44
200,000.01 - 250,000.00           13.27
250,000.01 - 275,000.00            7.01
275,000.01 - 350,000.00           16.33
350,000.01 - 400,000.00            9.90
400,000.01 - 450,000.00            5.85
450,000.01 - 500,000.00            5.88
500,000.01 - 550,000.00            2.74
550,000.01 - 600,000.00            1.84
600,000.01 - 750,000.00            4.10
750,000.01 - 850,000.00            0.44
850,000.01 - 950,000.00            0.38
950,000.01 - 1,000,000.00          0.55
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
RemTerm                         Percent
---------------------------------------
347.000                            0.03
348.000                            0.06
349.000                            0.05
350.000                            0.24
351.000                            0.26
352.000                            1.04
353.000                            4.41
354.000                            7.74
355.000                            4.39
356.000                           22.68
357.000                           33.18
358.000                           25.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Am WAM                          Percent
---------------------------------------
60.000 - 119.999                   0.03
120.000 - 179.999                  0.03
300.000 - 359.999                 99.94
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Age                             Percent
---------------------------------------
2                                 25.94
3                                 33.18
4                                 22.68
5                                  4.39
6                                  7.74
7                                  4.41
8                                  1.04
9                                  0.26
10                                 0.24
11                                 0.05
12                                 0.06
13                                 0.03
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
States                          Percent
---------------------------------------
FL                                13.51
CA                                20.64
IL                                 4.87
AZ                                 3.63
MN                                 3.77
CO                                 3.63
MA                                 5.34
MI                                 2.00
NJ                                 4.08
NV                                 3.76
Other                             34.77
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.76
50.001 - 60.000                    1.90
60.001 - 70.000                    5.54
70.001 - 75.000                    3.88
75.001 - 80.000                   17.73
80.001 - 85.000                    3.78
85.001 - 90.000                   38.62
90.001 - 95.000                   26.76
95.001 - 100.000                   0.04
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.61
50.001 - 60.000                    1.74
60.001 - 70.000                    4.82
70.001 - 75.000                    3.45
75.001 - 80.000                   11.28
80.001 - 85.000                    4.14
85.001 - 90.000                   39.70
90.001 - 95.000                   27.54
95.001 - 100.000                   5.73
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
FICO                            Percent
---------------------------------------
540.000 - 559.999                  0.01
580.000 - 599.999                  0.10
600.000 - 619.999                  0.01
620.000 - 639.999                 14.54
640.000 - 659.999                 19.35
660.000 - 679.999                 17.84
680.000 - 699.999                 13.82
700.000 - 719.999                 12.02
720.000 - 739.999                  8.46
740.000 - 759.999                  6.88
760.000 - 779.999                  3.96
780.000 - 799.999                  2.52
800.000 - 819.999                  0.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO                            12.09
OLTV <= 80 - NO MI                30.81
PMI MORTGAGE INSURANCE CO         16.81
RADIAN                             9.38
REPUBLIC MORTGAGE INSUANCE CO      0.98
TRIAD                             17.94
UGIC                              12.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         20.69
OWNER OCCUPIED                    74.56
SECOND HOME                        4.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         9.59
CONDO                             14.40
PUD                                0.05
SINGLE FAMILY DETACHED            75.96
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      29.69
PURCHASE                          66.20
RATE/TERM REFI                     4.11
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Documentation Type              Percent
---------------------------------------
NO DOC                            21.95
NO RATIO                          17.81
STATED WITH NON-VERIFIED
ASSETS DOC                        45.75
STATED WITH VERIFIED ASSETS DOC   14.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 2

---------------------------------------
Silent                          Percent
---------------------------------------
N                                 91.33
Y                                  8.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 52.88
Y                                 47.12
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             52.88
12.000                             0.05
24.000                            44.40
36.000                             2.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                         100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        72.25
NON CONFORMING                    27.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Arm Index                       Percent
---------------------------------------
6 MONTH LIBOR                    100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.19
2.001 - 2.500                     11.76
2.501 - 3.000                     31.98
3.001 - 3.500                     39.35
3.501 - 4.000                     15.50
4.001 - 4.500                      0.81
4.501 - 5.000                      0.03
5.001 - 5.500                      0.15
5.501 - 6.000                      0.15
6.001 - 6.500                      0.02
6.501 - 7.000                      0.05
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
3.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                     0.02
10.001 - 10.500                    0.12
10.501 - 11.000                    1.34
11.001 - 11.500                    7.46
11.501 - 12.000                   22.62
12.001 - 12.500                   31.71
12.501 - 13.000                   24.36
13.001 - 13.500                    8.92
13.501 - 14.000                    2.63
14.001 - 14.500                    0.74
14.501 - 15.000                    0.07
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Floor Rate                      Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 >=                          12.37
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 90.41
2                                  6.08
3                                  1.61
4                                  1.90
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Product Type                    Percent
---------------------------------------
2 YEAR ARM                        67.18
3 YEAR ARM                        32.82
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Employment Flag                 Percent
---------------------------------------
N                                 69.09
Y                                 30.91
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Originator                      Percent
---------------------------------------
WELLS FARGO                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 2 of 2

Retail Mortgage Express(R)- Alt-A               [OBJECT OMITTED]
Credit Grade Matrix  o Effective: 11/8/04       WellsFargo Home Mortgage [Logo]


This information is for professionals only. Information is accurate as of date of printing and is subject to change without notice. Wells Fargo Home Mortgage is a division of Wells Fargo Bank,N.A. (C) 2004 Wells Fargo Bank,N.A. All rights reserved. EQUAL HOUSING LENDER Rev Date: 11/5/04


       ----------------------------------------------------------------------------------------------------------------------------
                                                 OWNER OCCUPIED                     2ND HOME                          NON O/O
        CREDIT SCORE                   --------------------------------------------------------------------------------------------
                            MAX          SFR/PUD/Condo/                      SFR,PUD,Condo/                        SFR/PUD/CONDO/
                            LOAN           2 Units            3-4 Units         2 Units            3-4 Units         2-4 Units
                                       --------------------------------------------------------------------------------------------
                                       PUR/RATE  CASH OUT PUR/RATE CASH OUT PUR/RATE CASH OUT  PUR/RATE CASH OUT  PUR/RATE CASH OUT
                                       --------- -------- -------- -------- -------- --------- -------- --------  -------- --------
                                       LTV CLTV  LTV CLTV LTV CLTV LTV CLTV LTV CLTV LTV  CLTV LTV CLTV LTV CLTV  LTV CLTV LTV CLTV
       ----------------------------------------------------------------------------------------------------------------------------
                                                              NO DOC
       ---------------------------------------------------------------------------------------------------------------------------
        700+ **               $400,000  95%  95%  90% 90%  75% 80%  60% 70% 80%  80% 65%  65% 80%  80% 65% 65% 75%    75% 60%  60%
N9      Mtg/Rent: Max Late    $500,000  95%  95%  90% 90%  70% 80%  60% 70% 80%  80% 60%  60% 80%  80% 60% 60% 70%    70% 60%  60%
        2 x 30                $650,000  90%  90%  90% 90%  70% 80%  60% 65% 80%  80% 60%  60% 80%  80% 60% 60% --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
        660-699 **            $400,000  95%  95%  90% 90%  75% 80%  60% 70% 80%  80% 65%  65% 80%  80% 65% 65% 75%    75% 60%  60%
N8      Mtg/Rent: Max Late    $500,000  90%  90%  90% 90%  70% 80%  60% 70% 80%  80% 60%  60% 80%  80% 60% 60% 70%    70% 60%  60%
        2 x 30                $650,000  90%  90%  90% 90%  70% 80%  --  --  70%  80% 60%  60% 70%  70% 60% 60% --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
        620-659               $400,000  95%  95%  90% 90%  70% 80%  60% 70% 70%  70% 65%  65% 70%  70% 65% 65% 65%    65% 60%  60%
N7      Mtg/Rent: Max Late    $500,000  90%  90%  90% 90%  65% 80%  60% 70% 70%  70% 60%  60% 70%  70% 60% 60% 60%    60% 60%  60%
        0 x 30                $650,000  90%  90%  90% 90%  65% 80%  --  --  70%  70% --   --  70%  70% --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                                              STATED WITH OPTION OF VOA (MAX DTI 50%)
       --------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%* 95% 95%* 90% 90%* 80% 80%*90%  90% 85%  85% 80%  80% --  --  90%    90% 75%  75%
        700+ **               $500,000  95%  95%* 90% 90%* 90% 90%* 80% 80%*85%  85% 75%  85% 80%  80% --  --  90%    90% 60%  75%
        Mtg/Rent: Max Late    $650,000  90%  90%  90% 90%  90% 90%  80% 80% 80%  80% 70%  75% 80%  80% --  --  65%    80% 60%  75%
        2 x 30                $750,000  80%  80%  70% 90%  75% 80%  70% 80% 70%  80% 60%  75% --   --  --  --  --     --  --   --
                            $1,000,000  70%  80%  65% 80%  70% 80%  70% 80% 65%  80% 60%  75% --   --  --  --  --     --  --   --
 N6    ----------------------------------------------------------------------------------------------------------------------------
        Stated Reduced ++
        Mtg/Rent: Max Late    $400,000  80%  95%* 80% 90%  80% 95%* 75% 90% 75%  --  70%  --  70%  --  --  --  75%(Y) --  70%  --
        1 x 30                $500,000  80%  95%* 75% 90%  75% 95%* 70% 90% 70%  --  65%  --  65%  --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%* 95% 95%* 90% 90%* 75% 80%*90%  90% 80%  85% 80%  80% --  --  90%    90% 70%  75%
                              $500,000  95%  95%* 90% 90%* 90% 90%* 75% 80%*80%  80% 75%  75% 80%  80% --  --  90%    90% 60%  75%
        660-699 **            $650,000  90%  90%  90% 90%  90% 90%  75% 80% 75%  80% 70%  75% 80%  80% --  --  65%    80% 60%  75%
        Mtg/Rent: Max Late    $750,000  80%  80%  70% 90%  75% 80%  70% 80% 65%  80% 60%  75% --   --  --  --  --     --  --   --
        2 x 30              $1,000,000  70%  80%  65% 80%  70% 80%  60% 80% 60%  80% 60%  75% --   --  --  --  --     --  --   --
N5     ----------------------------------------------------------------------------------------------------------------------------
        Stated Reduced ++
        Mtg/Rent: Max Late    $400,000  80%  95%* 80% 90%  80% 95%* 75% 90% 75%  --  70%  --  70%  --  --  --  75%(Y) --  70%  --
        1 x 30                $500,000  80%  95%* 75% 90%  75% 95%* 70% 90% 70%  --  65%  --  65%  --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%* 95% 95%* 90% 90%* 75% 80%*90%  90% 80%  85% 70%  70% --  --  90%    90% 70%  75%
        640-659               $500,000  90%  90%* 90% 90%* 90% 90%* 75% 80%*80%  80% 75%  75% 70%  70% --  --  90%    90% 60%  75%
        Mtg/Rent: Max Late    $650,000  90%  90%  90% 90%  85% 85%  75% 80% 75%  80% 70%  75% 70%  70% --  --  60%    80% 60%  75%
        0 x 30                $750,000  70%  80%  70% 90%  70% 80%  70% 80% 65%  80% --   --  --   --  --  --  --     --  --   --
                            $1,000,000  70%  80%  65% 80%  70% 80%  60% 80% 60%  80% --   --  --   --  --  --  --     --  --   --
N4     ----------------------------------------------------------------------------------------------------------------------------
        Stated Reduced ++
        Mtg/Rent: Max Late    $400,000  80%  95%* 80% 90%  80% 95%* 75% 90% 75%  --  70%  --  70%  --  --  --  75%(Y) --  70%  --
        1 x 30                $500,000  80%  95%* 75% 90%  75% 95%* 70% 90% 70%  --  65%  --  65%  --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%* 95% 95%* 90% 90%* 75% 80%*90%  90% 80%  85% 70%  70% --  --  90%    90% 70%  75%
        620-639               $500,000  90%  90%* 90% 90%* 90% 90%* 75% 80%*80%  80% 75%  75% 70%  70% --  --  90%    90% 60%  75%
        Mtg/Rent: Max Late    $650,000  90%  90%  90% 90%  85% 85%  75% 80% 75%  80% 70%  75% 70%  70% --  --  60%    80% 60%  75%
        0 x 30                $750,000  70%  80%  70% 90%  70% 80%  70% 80% 65%  80% --   --  --   --  --  --  --     --  --   --
N3                          $1,000,000  70%  80%  65% 80%  70% 80%  60% 80% 60%  80% --   --  --   --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
        Stated Reduced ++
        Mtg/Rent: Max Late    $400,000  80%  95%* 80% 90%  75% 95%* 70% 90% 75%  --  70%  --  65%  --  --  --  75%(Y)  --  70%  --
        1 x 30                $500,000  80%  95%* 75% 90%  --  --   --  --  70%  --  65%  --  --   --  --  --  --      --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                                                    NO RATIO WITH OPTION OF VOA
       ----------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%  95% 95%  90% 90%  75% 80% 90%  90% 80%  85% 80%  80% --  --  90%    90% 70%  75%
        660+ **               $500,000  95%  95%  90% 90%  90% 90%  75% 80% 80%  80% 75%  75% 80%  80% --  --  90%    90% 60%  75%
        Mtg/Rent: Max Late    $650,000  90%  90%  90% 90%  90% 90%  75% 80% 75%  80% 70%  75% 80%  80% --  --  65%    80% 60%  75%
        2 x 30                $750,000  80%  80%  70% 90%  75% 80%  70% 80% 65%  80% 60%  75% --   --  --  --  --     --  --   --
N2                          $1,000,000  70%  80%  65% 80%  70% 80%  60% 80% 60%  80% 60%  75% --   --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------
                              $400,000  95%  95%  95% 95%  90% 90%  75% 80% 90%  90% 80%  85% 70%  70% --  --  90%    90% 70%  75%
                              $500,000  90%  90%  90% 90%  90% 90%  75% 80% 80%  80% 75%  75% 70%  70% --  --  90%    90% 60%  75%
        620-659               $650,000  90%  90%  90% 90%  85% 85%  75% 80% 75%  80% 70%  75% 70%  70% --  --  60%    80% 60%  75%
N1      Mtg/Rent: Max Late    $750,000  70%  80%  70% 90%  70% 80%  70% 80% 65%  80% --   --  --   --  --  --  --     --  --   --
        0 x 30              $1,000,000  70%  80%  65% 80%  70% 80%  60% 80% 60%  80% --   --  --   --  --  --  --     --  --   --
       ----------------------------------------------------------------------------------------------------------------------------


** Credit Scores 680 and above are only available through the prime channel
* 100% CLTV allowed when verification of assets option chosen, with loan amounts less than or equal to $500,000 and LTV's less than or equal to 80%.
(Y) Reduce LTV by 5% for N/O/O Condo/2-4 Unit properties ++ See page 2 of matrix for program quick reference.
Maximum cash out limits for Stated Reduced:$150,000 O/O and $100,000 Non-O/O or loans with subordinate financing
Maximum cash out limits:>50% LTV $200,000 and <50% LTV $400,000
                        -

    Retail Mortgage Express(R) - Alt-A Credit Grade Fact - Quick Reference


GENERAL PROCEDURES

   The following guidelines are intended to serve as a quick reference to some of the frequently asked questions. Please refer to Mortgage Express(R) - Alt-A guidelines and the Underwriting guidelines for specific details or additional information.

Rate Locks

   Mortgage Express(R) - Alt-A transactions offer 15,30, and 60 day rate lock periods.Extended rate locks of 90 and 120 days are also available for an additional fee. The HMC can phone in a rate lock request to the RALC at any time during the process.eForm requests are only allowed for requests submitted during non-business hours.

LOAN PRODUCTS

   o  30 Year Fixed and 15 Year Fixed

   o 2/28 LIBOR ARM - (also referred to as 2/6) - Fixed for 2 years,and then a six-month LIBOR ARM

   o  3/27 LIBOR ARM - Fixed for 3 years,and then a six month LIBOR ARM.

DOCUMENTATION TYPES

   The entire 1003 must be completed except as noted below:

No Doc

   Source of Income,Income and Assets are not disclosed on the initial or final loan application. No verbal Verification of Employment required.

No Ratio/VOA Option

   Income is not stated on the initial and/or final loan application. Source of income and assets are stated on the initial and final loan application. Assets are verified and documented if VOA Option is chosen. Verbal verification of employment is required.

Stated/VOA Option

   Targeted toward self-employed borrowers and wage earners.Source of income,income and assets are stated on the initial and final loan application. Assets are verified and documented if VOA option is chosen. Verbal verification of employment is required. Max DTI 50%.

GENERAL GUIDELINES

Appraisal Review Policy

The appraisal review policy applies to the total loan amount or LTV/CLTV calculations of all WF entity liens:

   o A full 2nd appraisal by a WFHM approved appraiser is required when the total loan amount exceeds $650,000.

   o  An Enhanced Desk Review is required for No Doc Loans with an LTV/CLTV >
      80%.

   o  An AVM is required for all Cash-Out Transactions with >90% LTV/CLTV.

Assets

   When choosing option of Verification of Assets,all assets needed for closing,including reserve requirements, must be on the 1003,verified and documented. For No Ratio and Stated program when VOA option is not chosen sufficient assets to close, including reserve requirements,must be stated on the 1003. No assets are stated or documented with No Doc.

Bankruptcy/Foreclosure/NOD

   Extenuating Circumstances
   Credit score minimum 620+ minimum 2 years.

   Financial Mismanagement
   Credit score 620 < 679 minimum 7 years
                    -
   Credit score 680 + minimum 4 years

   Please refer to Mortgage Express(R) - Alt-A guidelines for more information

Consumer Credit Counseling - CCC

   See guidelines for determining acceptable and unacceptable risk factors in the Credit Evaluation,Credit Counseling section.


Credit Reports,etc.

   The middle of three scores or lower of two scores methodology is used to determine the credit score to be used for credit grading purposes:
   o If there is more than one borrower, select the lowest applicable score among all borrowers.
     Credit Trade-line Requirements
     All borrowers are required to have:

   o At least three trade lines open and active within the last 24 month with no derogatory credit,or

   o 5 years in-file with a credit bureau and a minimum of 4 trade-lines open or active at any time during the last five years.

      In both instances,a 12 month verification of mortgage or rent is required.

Geographic Restriction

   Texas Cash-Out Refinances not allowed.

Gift of Equity

   Not allowed

Gift Funds

   See underwriting guidelines

Impound/Escrow Requirements

   Impounds/Escrows for property taxes,hazard insurance, flood insurance and other assessments,unless prohibited by applicable state law are required on all loans with an LTV greater than 80%.

Maximum Financing

   Properties /neighborhoods verified by the appraiser as having any of the following attributes are not eligible for maximum financing and require a 5% LTV/CLTV reduction:

   o  < 25% built up

   o  Slow growth rate

   o  Declining property values

   o  > 6 months marketing time

   o  Rural properties

Minimum Downpayment
Primary or 2nd home

   >  80% LTV/CLTV - 5%* borrower down payment

   <  80% LTV/CLTV - 0%** borrower down payment
   -

Investment Property

   >  80% LTV/CLTV - Entire down payment

   >  70% LTV/CLTV and
   -

   <  80% LTV/CLTV - 20% borrower down payment

   <  70% LTV/CLTV - 0%** borrower down payment
   -

   * Gift funds are allowed after the minimum down payment has been made from the borrower's own funds.

   ** Full down payment may be gifted

Non Arm's Length Transactions

Not allowed.

Outstanding Judgements,Collections,Charge-Offs,
and Tax Liens

   o No judgements,tax liens,collection accounts or public records in the past 36 months are allowed under the No Doc program.

   o  See underwriting guidelines for Stated and No Ratio programs.

Payment Shock

   o Total payment shock limited to 50% or less for No Doc/No Ratio loans with credit scores less than 680.

   o Total payment shock limited to 100% for No Doc/No Ratio loans with credit scores 680 or greater.

   Payment shock is calculated based on the total monthly payments including property taxes, insurance and all revolving and installment debt of all borrowers applying. Borrowers may pay off revolving or installment debt at or prior to closing in order to meet the payment shock guidelines. (See Mortgage Express(R) - Alt-A underwriting guidelines for additional details)

Property Types

   SFR,PUD,Condo,2-4 units


Reserves

Reserve requirements for Stated and No Ratio programs when choosing VOA option:

o Three (3) months PITI for primary residence and 2nd homes, purchase or rate/term refinance.

o  Six (6) months PITI for investment properties.

Seller/Interested Party Contributions

   <75% LTV:
   -

   o  9% Primary and second homes

   o  2% Investment property

   >75% to 90%:

   o  6% Primary and second homes

   o  2% Investment property

   >90% LTV:

   o  3% Primary and second homes

   o  2% Investment property

STATED REDUCED FEATURE

Follow standard Mortgage Express(R) - Alt-A parameters for items not specifically addressed on matrix or in guidelines.

Transaction Parameters

o  Purchase,rate/term and cash-out transactions eligible.

o  Secondary financing allowable with owner occupied primary residences only.

o  LTV may not exceed 80%

o  Maximum DTI of 50%.

Credit Requirements

o  All borrowers must have a minimum qualifying Credit Score (FICO) of 620.

o Review of the credit profile to determine a pattern of significant derogatory credit is not required.

o  No minimum trade-line requirements.

o Up to 1 x 30 on mortgage/housing payment history. Rolling 30 day lates acceptable (6:1 Ratio)

o Bankruptcy/Foreclosure allowed 3 years from date of discharge for either financial mismanagement or extenuating circumstances.

o  Payoff of revolving debt to qualify allowed.

o Open,unpaid judgments,charge-offs & collection accounts up to a combined total of $15,000 may remain unpaid.The following conditions will apply:

Outstanding Collections,Charge-offs,Liens,
Deficiency Balances andJudgements:
Not required to pay if:

>  24 months and < $15,000 (Combined)
-                -
>  12 months and < 24 and < $2,500 (Each occurance)
-                -
<  12 months and < $1,000 (Combined)
                 -
Not required to pay medical. Title must not be affected.

See Mortgage Express - Alt-A underwriting guidelines for additional details.

Asset Requirements

o  Assets must be stated on initial application.

o  Verification of funds will result in a pricing improvement.

Employment and Income requirements

o  Verbal verification of employment is required.

For other sources of income (e.g.passive income) follow standard Mortgage
  Express - Alt-A guidelines.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                        GSAA_05_05
                                        MARCH
==============================================================================


---------------------------------------
Stats
---------------------------------------
Count: 3328
Schedule Balance:$721,787,600.37
AverageSched Bal:$216,883.29
GrossWAC: 6.372
NetWAC: 5.997
OTERM: 360
RTERM: 356
ATERM: 356
AGE: 4
First CAP: 3.00
Periodic CAP: 1.00
MAXRATE: 12.37
MINRATE: 6.37
MTR: 24.38
MARGIN: 3.12
OLTV: 85.70
COLTV: 87.30
FICO: 685.345
---------------------------------------


---------------------------------------
Current Rate                    Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 - 7.500                      8.92
7.501 - 8.000                      2.63
8.001 - 8.500                      0.74
8.501 - 9.000                      0.07
---------------------------------------
Total:                           100.00



---------------------------------------
Scheduled Balance               Percent
---------------------------------------
0.01 - 50,000.00                   0.67
50,000.01 - 100,000.00             4.37
100,000.01 - 150,000.00           12.21
150,000.01 - 200,000.00           14.44
200,000.01 - 250,000.00           13.27
250,000.01 - 275,000.00            7.01
275,000.01 - 350,000.00           16.33
350,000.01 - 400,000.00            9.90
400,000.01 - 450,000.00            5.85
450,000.01 - 500,000.00            5.88
500,000.01 - 550,000.00            2.74
550,000.01 - 600,000.00            1.84
600,000.01 - 750,000.00            4.10
750,000.01 - 850,000.00            0.44
850,000.01 - 950,000.00            0.38
950,000.01 - 1,000,000.00          0.55
---------------------------------------
Total:                           100.00
---------------------------------------


---------------------------------------
Original Term                   Percent
---------------------------------------
360                              100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
RemTerm                         Percent
---------------------------------------
347.000                            0.03
348.000                            0.06
349.000                            0.05
350.000                            0.24
351.000                            0.26
352.000                            1.04
353.000                            4.41
354.000                            7.74
355.000                            4.39
356.000                           22.68
357.000                           33.18
358.000                           25.94
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Am WAM                          Percent
---------------------------------------
60.000 - 119.999                   0.03
120.000 - 179.999                  0.03
300.000 - 359.999                 99.94
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Age                             Percent
---------------------------------------
2                                 25.94
3                                 33.18
4                                 22.68
5                                  4.39
6                                  7.74
7                                  4.41
8                                  1.04
9                                  0.26
10                                 0.24
11                                 0.05
12                                 0.06
13                                 0.03
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
States                          Percent
---------------------------------------
FL                                13.51
CA                                20.64
IL                                 4.87
AZ                                 3.63
MN                                 3.77
CO                                 3.63
MA                                 5.34
MI                                 2.00
NJ                                 4.08
NV                                 3.76
Other                             34.77
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Original LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.76
50.001 - 60.000                    1.90
60.001 - 70.000                    5.54
70.001 - 75.000                    3.88
75.001 - 80.000                   17.73
80.001 - 85.000                    3.78
85.001 - 90.000                   38.62
90.001 - 95.000                   26.76
95.001 - 100.000                   0.04
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Combined LTV                    Percent
---------------------------------------
0.001 - 50.000                     1.61
50.001 - 60.000                    1.74
60.001 - 70.000                    4.82
70.001 - 75.000                    3.45
75.001 - 80.000                   11.28
80.001 - 85.000                    4.14
85.001 - 90.000                   39.70
90.001 - 95.000                   27.54
95.001 - 100.000                   5.73
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
FICO                            Percent
---------------------------------------
540.000 - 559.999                  0.01
580.000 - 599.999                  0.10
600.000 - 619.999                  0.01
620.000 - 639.999                 14.54
640.000 - 659.999                 19.35
660.000 - 679.999                 17.84
680.000 - 699.999                 13.82
700.000 - 719.999                 12.02
720.000 - 739.999                  8.46
740.000 - 759.999                  6.88
760.000 - 779.999                  3.96
780.000 - 799.999                  2.52
800.000 - 819.999                  0.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
PMI                             Percent
---------------------------------------
GEMICO                            12.09
OLTV <= 80 - NO MI                30.81
PMI MORTGAGE INSURANCE CO         16.81
RADIAN                             9.38
REPUBLIC MORTGAGE INSUANCE CO      0.98
TRIAD                             17.94
UGIC                              12.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Occupancy Code                  Percent
---------------------------------------
NON OWNER                         20.69
OWNER OCCUPIED                    74.56
SECOND HOME                        4.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Property Type                   Percent
---------------------------------------
2-4 FAMILY                         9.59
CONDO                             14.40
PUD                                0.05
SINGLE FAMILY DETACHED            75.96
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Purpose                         Percent
---------------------------------------
CASHOUT REFI                      29.69
PURCHASE                          66.20
RATE/TERM REFI                     4.11
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Documentation Type              Percent
---------------------------------------
NO DOC                            21.95
NO RATIO                          17.81
STATED WITH NON-VERIFIED
ASSETS DOC                        45.75
STATED WITH VERIFIED ASSETS DOC   14.50
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only                   Percent
---------------------------------------
N                                100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Interest Only Term              Percent
---------------------------------------
0.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 2

---------------------------------------
Silent                          Percent
---------------------------------------
N                                 91.33
Y                                  8.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Flag                     Percent
---------------------------------------
N                                 52.88
Y                                 47.12
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Prepay Term                     Percent
---------------------------------------
0.000                             52.88
12.000                             0.05
24.000                            44.40
36.000                             2.67
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
DTI                             Percent
---------------------------------------
<= 0.000                         100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Conforming                      Percent
---------------------------------------
CONFORMING                        72.25
NON CONFORMING                    27.75
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Arm Index                       Percent
---------------------------------------
6 MONTH LIBOR                    100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Margins                         Percent
---------------------------------------
1.501 - 2.000                      0.19
2.001 - 2.500                     11.76
2.501 - 3.000                     31.98
3.001 - 3.500                     39.35
3.501 - 4.000                     15.50
4.001 - 4.500                      0.81
4.501 - 5.000                      0.03
5.001 - 5.500                      0.15
5.501 - 6.000                      0.15
6.001 - 6.500                      0.02
6.501 - 7.000                      0.05
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
First Adjustment Cap            Percent
---------------------------------------
3.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Periodic Cap                    Percent
---------------------------------------
1.000                            100.00
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Max Rate                        Percent
---------------------------------------
9.501 - 10.000                     0.02
10.001 - 10.500                    0.12
10.501 - 11.000                    1.34
11.001 - 11.500                    7.46
11.501 - 12.000                   22.62
12.001 - 12.500                   31.71
12.501 - 13.000                   24.36
13.001 - 13.500                    8.92
13.501 - 14.000                    2.63
14.001 - 14.500                    0.74
14.501 - 15.000                    0.07
---------------------------------------
Total:                          100.00
---------------------------------------



---------------------------------------
Floor Rate                      Percent
---------------------------------------
3.501 - 4.000                      0.02
4.001 - 4.500                      0.12
4.501 - 5.000                      1.34
5.001 - 5.500                      7.46
5.501 - 6.000                     22.62
6.001 - 6.500                     31.71
6.501 - 7.000                     24.36
7.001 >=                          12.37
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Number of Units                 Percent
---------------------------------------
1                                 90.41
2                                  6.08
3                                  1.61
4                                  1.90
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Product Type                    Percent
---------------------------------------
2 YEAR ARM                        67.18
3 YEAR ARM                        32.82
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Employment Flag                 Percent
---------------------------------------
N                                 69.09
Y                                 30.91
---------------------------------------
Total:                           100.00
---------------------------------------



---------------------------------------
Originator                      Percent
---------------------------------------
WELLS FARGO                      100.00
---------------------------------------
Total:                           100.00
---------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 2 of 2

Goldman Sachs                          GSAA 05 05

==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               Avg.
                                            Principal   Pct. Of Pool By     Weighted Avg.     Weighted Avg.    Principal.
Current Principal Balance  Number Of Loans  Balance     Principal Balance   Gross Coupon      Current FICO     Balance
-----------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                         92  $ 3,564,245             0.71%         7.276               693       $38,742
$50,001 - $75,000                      138    8,612,110             1.72          7.098               685        62,407
$75,001 - $100,000                     163   14,397,955             2.88          6.909               686        88,331
$100,001 - $125,000                    231   26,297,400             5.27          6.825               687       113,842
$125,001 - $150,000                    268   36,835,536             7.38          6.698               686       137,446
$150,001 - $200,000                    419   72,280,024            14.47          6.681               680       172,506
$200,001 - $250,000                    310   69,288,666            13.87          6.549               682       223,512
$250,001 - $300,000                    237   64,561,126            12.93          6.530               676       272,410
$300,001 - $350,000                    180   58,246,378            11.66          6.546               675       323,591
$350,001 - $400,000                    122   45,870,444             9.18          6.521               676       375,987
$400,001 - $450,000                     72   30,803,332             6.17          6.395               682       427,824
$450,001 - $500,000                     59   28,274,267             5.66          6.539               683       479,225
$500,001 - $550,000                     31   16,166,661             3.24          6.267               673       521,505
$550,001 - $600,000                     17    9,749,441             1.95          6.341               665       573,497
$600,001 - $650,000                     23   14,487,542             2.90          6.349               698       629,893
-----------------------------------------------------------------------------------------------------------------------------
Total:                               2,362  $499,435,128          100.00%         6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------

                           Weighted Avg.     Weighted Avg.     Pct.     Pct. Owner
Current Principal Balance  Original LTV      Combined LTV      Full Doc Occupied
----------------------------------------------------------------------------------
$50,000 & Below                 90.40%             90.40%        0.00%      15.86%
$50,001 - $75,000               90.84              90.84         0.00       32.96
$75,001 - $100,000              91.42              91.42         0.00       48.78
$100,001 - $125,000             92.03              92.03         0.00       67.38
$125,001 - $150,000             91.72              91.72         0.00       64.31
$150,001 - $200,000             91.93              91.96         0.00       69.98
$200,001 - $250,000             91.80              91.80         0.00       77.39
$250,001 - $300,000             91.99              91.99         0.00       78.90
$300,001 - $350,000             91.75              91.75         0.00       74.26
$350,001 - $400,000             91.63              91.70         0.00       77.76
$400,001 - $450,000             90.45              90.45         0.00       79.09
$450,001 - $500,000             89.88              89.88         0.00       74.28
$500,001 - $550,000             89.13              89.13         0.00      100.00
$550,001 - $600,000             89.21              89.21         0.00      100.00
$600,001 - $650,000             88.53              88.53         0.00      100.00
----------------------------------------------------------------------------------
Total:                          91.37%             91.38%        0.00%      74.42%
----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Avg.
                                            Principal     Pct. Of Pool By     Weighted Avg.     Weighted Avg. Principal.
Current Rate              Number Of Loans   Balance       Principal Balance   Gross Coupon      Current FICO  Balance
-----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                              9     $1,922,515            0.38%        4.894               653      $213,613
5.01 - 5.50                             30      7,809,413            1.56         5.396               693       260,314
5.51 - 6.00                            277     74,357,549           14.89         5.865               685       268,439
6.01 - 6.50                            720    169,687,373           33.98         6.341               677       235,677
6.51 - 7.00                            784    159,306,386           31.90         6.797               680       203,197
7.01 - 7.50                            346     62,099,499           12.43         7.261               683       179,478
7.51 - 8.00                            145     18,741,003            3.75         7.745               681       129,248
8.01 - 8.50                             45      4,973,321            1.00         8.291               685       110,518
8.51 - 9.00                              6        538,069            0.11         8.737               675       89,678
-----------------------------------------------------------------------------------------------------------------------------
Total:                                 2,362 $499,435,128          100.00%        6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------

                          Weighted Avg.     Pct.     Pct. Owner
Current Rate              Combined LTV      Full Doc Occupied
---------------------------------------------------------------
4.51 - 5.00                     89.64%         0.00%     97.24%
5.01 - 5.50                     89.66          0.00      86.48
5.51 - 6.00                     90.26          0.00      93.26
6.01 - 6.50                     91.47          0.00      86.23
6.51 - 7.00                     92.08          0.00      73.39
7.01 - 7.50                     91.23          0.00      38.41
7.51 - 8.00                     90.78          0.00      33.14
8.01 - 8.50                     89.92          0.00       8.33
8.51 - 9.00                     89.97          0.00       0.00
---------------------------------------------------------------
Total:                          91.38%         0.00%     74.42%
---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                 Number Of       Principal    Pct. Of Pool By  Weighted Avg.    Weighted Avg.   Avg. Principal      Weighted Avg.
FICO                 Loans         Balance  Principal Balance   Gross Coupon     Current FICO          Balance       Original LTV
----------------------------------------------------------------------------------------------------------------------------------
780 - 819               54     $10,950,092              2.19%          6.518              791         $202,779             91.06%
760 - 779               81      15,234,827               3.05          6.566              770          188,084              90.68
740 - 759              131      25,124,992               5.03          6.653              750          191,794              91.20
720 - 739              175      34,994,050               7.01          6.542              729          199,966              91.26
700 - 719              276      58,513,405              11.72          6.576              709          212,005              91.37
680 - 699              341      70,052,841              14.03          6.588              689          205,434              91.72
660 - 679              458      98,322,188              19.69          6.616              669          214,677              91.61
640 - 659              489     108,241,978              21.67          6.562              650          221,354              91.20
620 - 639              355      77,550,704              15.53          6.585              630          218,453              91.28
600 - 619                1          91,849               0.02          7.000              615           91,849              83.64
580 - 599                1         358,203               0.07          6.950              591          358,203              90.00
----------------------------------------------------------------------------------------------------------------------------------
Total:               2,362    $499,435,128            100.00%          6.584              680         $211,446             91.37%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
              Weighted Avg.                     Pct. Owner
FICO            Combined LTV  Pct. Full Doc        Occupied
-----------------------------------------------------------
780 - 819             91.06%          0.00%          64.05%
760 - 779              90.68           0.00           49.83
740 - 759              91.20           0.00           55.43
720 - 739              91.26           0.00           60.08
700 - 719              91.37           0.00           67.49
680 - 699              91.72           0.00           77.34
660 - 679              91.61           0.00           73.66
640 - 659              91.22           0.00           82.90
620 - 639              91.32           0.00           85.02
600 - 619              83.64           0.00            0.00
580 - 599              90.00           0.00          100.00
-----------------------------------------------------------
Total:                91.38%          0.00%          74.42%
-----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                 Number Of       Principal    Pct. Of Pool By  Weighted Avg.    Weighted Avg.   Avg. Principal      Weighted Avg.
Original LTV         Loans         Balance  Principal Balance   Gross Coupon     Current FICO          Balance       Original LTV
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          105     $27,261,575              5.46%          6.295              671         $259,634             83.89%
85.01 - 90.00        1,315     278,769,151              55.82          6.607              684          211,992              89.67
90.01 - 95.00          941     193,141,971              38.67          6.593              676          205,252              94.87
95.01 - 100.00           1         262,431               0.05          6.250              642          262,431              96.80
----------------------------------------------------------------------------------------------------------------------------------
Total:               2,362    $499,435,128            100.00%          6.584              680         $211,446             91.37%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
               Weighted Avg.                     Pct. Owner
Original LTV    Combined LTV  Pct. Full Doc        Occupied
-----------------------------------------------------------
80.01 - 85.00         83.89%          0.00%          82.06%
85.01 - 90.00          89.69           0.00           55.92
90.01 - 95.00          94.87           0.00          100.00
95.01 - 100.00         96.80           0.00          100.00
-----------------------------------------------------------
Total:                91.38%          0.00%          74.42%
-----------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Mar 31, 2005 17:00                        Page 1 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                       Number Of      Principal   Pct. Of Pool By Weighted Avg. Weighted Avg.   Avg. Principal
Document Type                              Loans        Balance Principal Balance  Gross Coupon  Current FICO          Balance
-------------------------------------------------------------------------------------------------------------------------------
NO DOC                                       540   $108,383,353            21.70%         6.537           688         $200,710
NO RATIO                                     523    102,405,527             20.50         6.767           678          195,804
STATED WITH NON-VERIFIED ASSETS DOC        1,059    232,240,710             46.50         6.571           676          219,302
STATED WITH VERIFIED ASSETS DOC              240     56,405,538             11.29         6.396           685          235,023
--------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,362   $499,435,128           100.00%         6.584           680         $211,446
-------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      Weighted Avg.  Weighted Avg.                   Pct. Owner
Document Type                          Original LTV   Combined LTV  Pct. Full Doc      Occupied
-----------------------------------------------------------------------------------------------
NO DOC                                       91.93%         91.96%          0.00%       100.00%
NO RATIO                                      90.83          90.83           0.00         58.63
STATED WITH NON-VERIFIED ASSETS DOC           91.42          91.43           0.00         71.47
STATED WITH VERIFIED ASSETS DOC               91.05          91.05           0.00         66.07
-----------------------------------------------------------------------------------------------
Total:                                       91.37%         91.38%          0.00%        74.42%
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       Number Of      Principal   Pct. Of Pool By Weighted Avg. Weighted Avg.   Avg. Principal
Loan Purpose                               Loans        Balance Principal Balance  Gross Coupon  Current FICO          Balance
--------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                                 527   $130,005,058            26.03%         6.479           661         $246,689
PURCHASE                                   1,745    351,189,889             70.32         6.627           688          201,255
RATE/TERM REFI                                90     18,240,181              3.65         6.509           674          202,669
-------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,362   $499,435,128           100.00%         6.584           680         $211,446
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                      Weighted Avg.  Weighted Avg.                   Pct. Owner
Loan Purpose                           Original LTV   Combined LTV  Pct. Full Doc      Occupied
-----------------------------------------------------------------------------------------------
CASHOUT REFI                                 90.34%         90.34%          0.00%        99.37%
PURCHASE                                      91.84          91.84           0.00         65.29
RATE/TERM REFI                                89.63          89.80           0.00         72.36
-----------------------------------------------------------------------------------------------
Total:                                       91.37%         91.38%          0.00%        74.42%
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                       Number Of      Principal    Pct. Of Pool By  Weighted Avg.  Weighted Avg.   Avg. Principal
Occupancy Status                           Loans        Balance  Principal Balance   Gross Coupon   Current FICO          Balance
---------------------------------------------------------------------------------------------------------------------------------
NON OWNER                                    686   $109,406,737             21.91%          7.086            696         $159,485
OWNER OCCUPIED                             1,584    371,671,733              74.42          6.450            675          234,641
SECOND HOME                                   92     18,356,659               3.68          6.313            684          199,529
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,362   $499,435,128            100.00%          6.584            680         $211,446
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      Weighted Avg.  Weighted Avg.                   Pct. Owner
Occupancy Status                       Original LTV   Combined LTV  Pct. Full Doc      Occupied
-----------------------------------------------------------------------------------------------
NON OWNER                                    89.68%         89.68%          0.00%         0.00%
OWNER OCCUPIED                                91.97          91.98           0.00        100.00
SECOND HOME                                   89.24          89.24           0.00          0.00
-----------------------------------------------------------------------------------------------
Total:                                       91.37%         91.38%          0.00%        74.42%
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       Number Of      Principal    Pct. Of Pool By  Weighted Avg.  Weighted Avg.   Avg. Principal
Property Type                              Loans        Balance  Principal Balance   Gross Coupon   Current FICO          Balance
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                   217    $51,311,896             10.27%          6.776            693         $236,460
CONDO                                        342     72,098,663              14.44          6.588            687          210,815
PUD                                            1        187,709               0.04          7.875            665          187,709
SINGLE FAMILY DETACHED                     1,802    375,836,861              75.25          6.557            677          208,567
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,362   $499,435,128            100.00%          6.584            680         $211,446
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      Weighted Avg.  Weighted Avg.                   Pct. Owner
Property Type                          Original LTV   Combined LTV  Pct. Full Doc      Occupied
-----------------------------------------------------------------------------------------------
2-4 FAMILY                                   90.79%         90.79%          0.00%        51.03%
CONDO                                         91.31          91.31           0.00         63.00
PUD                                           95.00          95.00           0.00        100.00
SINGLE FAMILY DETACHED                        91.46          91.47           0.00         79.79
-----------------------------------------------------------------------------------------------
Total:                                       91.37%         91.38%          0.00%        74.42%
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       Number Of      Principal    Pct. Of Pool By  Weighted Avg. Weighted Avg.   Avg. Principal
State                                      Loans        Balance  Principal Balance   Gross Coupon  Current FICO          Balance
----------------------------------------------------------------------------------------------------------------------------------
FL                                           360    $73,634,750             14.74%          6.542           686         $204,541
CA - Northern                                117     38,827,122               7.77          6.408           675          331,856
CA - Southern                                116     38,254,896               7.66          6.319           681          329,784
IL                                           133     28,287,467               5.66          6.773           674          212,688
MA                                            77     25,623,758               5.13          6.562           697          332,776
NY                                            77     22,743,318               4.55          6.597           690          295,368
NJ                                            85     22,655,869               4.54          6.667           672          266,540
AZ                                           104     19,575,872               3.92          6.697           685          188,230
MN                                            93     19,243,537               3.85          6.497           681          206,920
NV                                            70     17,524,670               3.51          6.388           676          250,352
Other                                      1,130    193,063,870              38.66          6.667           677          170,853
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     2,362   $499,435,128            100.00%          6.584           680         $211,446
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                    Weighted Avg.  Weighted Avg.                   Pct. Owner
State                                Original LTV   Combined LTV  Pct. Full Doc      Occupied
---------------------------------------------------------------------------------------------
FL                                         91.30%         91.30%          0.00%        61.06%
CA - Northern                               90.59          90.59           0.00         80.87
CA - Southern                               90.44          90.44           0.00         81.17
IL                                          91.55          91.55           0.00         79.67
MA                                          91.53          91.53           0.00         77.76
NY                                          91.43          91.43           0.00         78.21
NJ                                          91.13          91.13           0.00         82.08
AZ                                          91.35          91.35           0.00         54.35
MN                                          93.00          93.00           0.00         85.01
NV                                          91.14          91.24           0.00         79.78
Other                                       91.57          91.58           0.00         74.81
---------------------------------------------------------------------------------------------
Total:                                     91.37%         91.38%          0.00%        74.42%
---------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Apr 6, 2005 15:58                        Page 2 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
                                                 Principal       Pct. Of Pool By        Avg. Gross     Weighted Avg.     Principal
Zip Code                    Nunber of Loans        Balance     Principal Balance            Coupon      Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
33062                                     9     $2,933,805                 0.59%             6.791               722      $325,978
33572                                     4      1,992,051                  0.40             6.874               693       498,013
33308                                     7      1,820,694                  0.36             6.430               670       260,099
33141                                     7      1,756,529                  0.35             6.065               681       250,933
95758                                     5      1,736,696                  0.35             6.598               647       347,339
02129                                     4      1,576,257                  0.32             6.746               688       394,064
89503                                     6      1,481,289                  0.30             6.294               688       246,881
60611                                     3      1,423,454                  0.29             6.445               719       474,485
11421                                     3      1,375,947                  0.28             5.769               708       458,649
85374                                     7      1,364,541                  0.27             6.607               685       194,934
Other                                 2,307    481,973,866                 96.50             6.587               680       208,918
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128               100.00%             6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                                Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Zip Code                         Original LTV      Combined LTV        Doc         Occupied
-------------------------------------------------------------------------------------------
33062                                  89.87%            89.87%      0.00%            0.00%
33572                                   89.58             89.58       0.00            25.22
33308                                   89.02             89.02       0.00            32.87
33141                                   91.03             91.03       0.00            67.35
95758                                   93.02             93.02       0.00           100.00
02129                                   92.73             92.73       0.00            80.13
89503                                   94.08             94.08       0.00           100.00
60611                                   87.23             87.23       0.00            88.86
11421                                   92.89             92.89       0.00           100.00
85374                                   90.20             90.20       0.00            23.41
Other                                   91.39             91.40       0.00            75.10
-------------------------------------------------------------------------------------------
Total:                                 91.37%            91.38%      0.00%           74.42%
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
Remaining Months to                              Principal     Pct. Of Pool By          Avg. Gross     Weighted Avg.     Principal
Maturity                    Nunber of Loans        Balance   Principal Balance              Coupon      Current FICO       Balance
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                             2,362   $499,435,128             100.00%               6.584               680      $211,446
----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128             100.00%               6.584               680      $211,446
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

Remaining Months to             Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Maturity                         Original LTV      Combined LTV        Doc         Occupied
-------------------------------------------------------------------------------------------
301 - 360                              91.37%            91.38%      0.00%           74.42%
-------------------------------------------------------------------------------------------
Total:                                 91.37%            91.38%      0.00%           74.42%
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
                                                 Principal     Pct. Of Pool By          Avg. Gross     Weighted Avg.     Principal
Amortization Type           Nunber of Loans        Balance   Principal Balance              Coupon      Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                            1,643   $353,867,182              70.85%               6.639               678      $215,379
3 YEAR ARM                              719    145,567,946               29.15               6.452               686       202,459
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128             100.00%               6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                 Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Amortization Type                 Original LTV      Combined LTV        Doc         Occupied
--------------------------------------------------------------------------------------------
2 YEAR ARM                              91.32%            91.33%      0.00%           74.20%
3 YEAR ARM                               91.49             91.49       0.00            74.95
--------------------------------------------------------------------------------------------
Total:                                  91.37%            91.38%      0.00%           74.42%
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
                                                 Principal     Pct. Of Pool By          Avg. Gross     Weighted Avg.     Principal
Prepayment Term Months      Nunber of Loans        Balance   Principal Balance              Coupon      Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
0                                     1,096   $254,491,608              50.96%               6.751               682      $232,200
12                                        3        286,115                0.06               7.030               706        95,372
24                                    1,190    231,437,078               46.34               6.419               677       194,485
36                                       73     13,220,329                2.65               6.255               697       181,100
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128             100.00%               6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                 Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Prepayment Term Months            Original LTV      Combined LTV        Doc         Occupied
--------------------------------------------------------------------------------------------
0                                       91.20%            91.21%      0.00%           70.47%
12                                       89.09             89.09       0.00            66.71
24                                       91.57             91.57       0.00            78.66
36                                       91.19             91.19       0.00            76.42
--------------------------------------------------------------------------------------------
Total:                                  91.37%            91.38%      0.00%           74.42%
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
                                                 Principal     Pct. Of Pool By          Avg. Gross     Weighted Avg.     Principal
Periodic Cap                Nunber of Loans        Balance   Principal Balance              Coupon      Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
1.00                                  2,362   $499,435,128             100.00%               6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128             100.00%               6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------

                                Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Periodic Cap                     Original LTV      Combined LTV        Doc         Occupied
-------------------------------------------------------------------------------------------
1.00                                   91.37%            91.38%      0.00%           74.42%
-------------------------------------------------------------------------------------------
Total:                                 91.37%            91.38%      0.00%           74.42%
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted                            Avg.
                                                 Principal     Pct. Of Pool By          Avg. Gross     Weighted Avg.     Principal
Months to Rate Reset        Nunber of Loans        Balance   Principal Balance              Coupon      Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
11 - 20                                 652   $135,349,808              27.10%               6.530               678      $207,592
21 - 30                               1,144    248,899,516               49.84               6.641               679       217,570
31 - 40                                 566    115,185,804               23.06               6.524               685       203,508
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                2,362   $499,435,128             100.00%               6.584               680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                 Weighted Avg.     Weighted Avg.  Pct. Full       Pct. Owner
Months to Rate Reset              Original LTV      Combined LTV        Doc         Occupied
--------------------------------------------------------------------------------------------
11 - 20                                 91.33%            91.34%      0.00%           74.16%
21 - 30                                  91.32             91.33       0.00            73.45
31 - 40                                  91.53             91.53       0.00            76.81
--------------------------------------------------------------------------------------------
Total:                                  91.37%            91.38%      0.00%           74.42%
--------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Apr 6, 2005 15:58                        Page 3 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
                              Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Princiapl
Maximum Lifetime Rate             Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
10.50 - 10.99                         6      $1,487,292                 0.30%              4.863                  650      $247,882
11.00 - 11.49                        17       4,119,659                  0.82              5.251                  668       242,333
11.50 - 11.99                       239      64,152,610                 12.85              5.812                  688       268,421
12.00 - 12.49                       549     131,184,871                 26.27              6.239                  676       238,952
12.50 - 12.99                       929     196,272,004                 39.30              6.701                  680       211,272
13.00 - 13.49                       362      68,887,548                 13.79              7.169                  682       190,297
13.50 - 13.99                       200      26,893,712                  5.38              7.654                  682       134,469
14.00 - 14.49                        46       4,942,708                  0.99              8.196                  692       107,450
14.50 - 14.99                        14       1,494,724                  0.30              8.585                  666       106,766
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                      Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
Maximum Lifetime Rate                  Original LTV        Combined LTV                      Occupied
-----------------------------------------------------------------------------------------------------
10.50 - 10.99                                89.15%              89.15%        0.00%          100.00%
11.00 - 11.49                                 91.09               91.09         0.00            84.43
11.50 - 11.99                                 90.14               90.16         0.00            93.09
12.00 - 12.49                                 91.20               91.20         0.00            86.53
12.50 - 12.99                                 92.00               92.01         0.00            78.92
13.00 - 13.49                                 91.43               91.43         0.00            43.15
13.50 - 13.99                                 90.82               90.82         0.00            29.97
14.00 - 14.49                                 90.51               90.51         0.00            12.86
14.50 - 14.99                                 89.26               89.26         0.00             9.62
-----------------------------------------------------------------------------------------------------
Total:                                       91.37%              91.38%        0.00%           74.42%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
                              Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Princiapl
Minimum Lifetime Rate             Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                           6      $1,487,292                 0.30%              4.863                  650      $247,882
5.00 - 5.49                          17       4,119,659                  0.82              5.251                  668       242,333
5.50 - 5.99                         239      64,152,610                 12.85              5.812                  688       268,421
6.00 - 6.49                         549     131,184,871                 26.27              6.239                  676       238,952
6.50 - 6.99                         929     196,272,004                 39.30              6.701                  680       211,272
7.00 - 7.49                         362      68,887,548                 13.79              7.169                  682       190,297
7.50 - 7.99                         200      26,893,712                  5.38              7.654                  682       134,469
8.00 - 8.49                          46       4,942,708                  0.99              8.196                  692       107,450
8.50 & Above                         14       1,494,724                  0.30              8.585                  666       106,766
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                      Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
Minimum Lifetime Rate                  Original LTV        Combined LTV                      Occupied
-----------------------------------------------------------------------------------------------------
4.50 - 4.99                                  89.15%              89.15%        0.00%          100.00%
5.00 - 5.49                                   91.09               91.09         0.00            84.43
5.50 - 5.99                                   90.14               90.16         0.00            93.09
6.00 - 6.49                                   91.20               91.20         0.00            86.53
6.50 - 6.99                                   92.00               92.01         0.00            78.92
7.00 - 7.49                                   91.43               91.43         0.00            43.15
7.50 - 7.99                                   90.82               90.82         0.00            29.97
8.00 - 8.49                                   90.51               90.51         0.00            12.86
8.50 & Above                                  89.26               89.26         0.00             9.62
-----------------------------------------------------------------------------------------------------
Total:                                       91.37%              91.38%        0.00%           74.42%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
                              Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Principal
Margin                            Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
2.50 - 2.99                         282     $71,721,502                14.36%              6.076                  680      $254,332
3.00 - 3.49                       1,145     256,257,256                 51.31              6.450                  679       223,805
3.50 - 3.99                         842     153,170,662                 30.67              6.962                  684       181,913
4.00 - 4.49                          85      16,800,923                  3.36              7.321                  671       197,658
4.50 - 4.99                           2         259,915                  0.05              7.397                  654       129,958
5.50 - 5.99                           4         801,874                  0.16              6.890                  651       200,469
6.00 & Above                          2         422,996                  0.08              7.000                  682       211,498
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                      Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
Margin                                 Original LTV        Combined LTV                      Occupied
-----------------------------------------------------------------------------------------------------
2.50 - 2.99                                  88.84%              88.86%        0.00%           87.15%
3.00 - 3.49                                   91.86               91.87         0.00            90.61
3.50 - 3.99                                   91.89               91.89         0.00            48.79
4.00 - 4.49                                   89.79               89.79         0.00             5.94
4.50 - 4.99                                   90.00               90.00         0.00             0.00
5.50 - 5.99                                   93.05               93.05         0.00           100.00
6.00 & Above                                  94.94               94.94         0.00           100.00
-----------------------------------------------------------------------------------------------------
Total:                                       91.37%              91.38%        0.00%           74.42%
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
                              Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Principal
First Adjustment Cap              Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
------------------------------------------------------------------------------------------------------------------------------------
3.00                              2,362    $499,435,128               100.00%              6.584                  680      $211,446
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                     Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
First Adjustment Cap                  Original LTV        Combined LTV                      Occupied
----------------------------------------------------------------------------------------------------
3.00                                        91.37%              91.38%        0.00%           74.42%
----------------------------------------------------------------------------------------------------
Total:                                      91.37%              91.38%        0.00%           74.42%
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
                              Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Principal
Periodic Lifetime Cap             Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                       2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

                                      Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
Periodic Lifetime Cap                  Original LTV        Combined LTV                      Occupied
-----------------------------------------------------------------------------------------------------
5.51 - 6.00                                  91.37%              91.38%        0.00%           74.42%
-----------------------------------------------------------------------------------------------------
Total:                                       91.37%              91.38%        0.00%           74.42%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Avg.
Distribution by Interest      Number Of       Principal       Pct. Of Pool By      Weighted Avg.        Weighted Avg.     Principal
Only Loans                        Loans         Balance     Principal Balance       Gross Coupon         Current FICO       Balance
-----------------------------------------------------------------------------------------------------------------------------------
N                                 2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            2,362    $499,435,128               100.00%              6.584                  680      $211,446
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------

Distribution by Interest            Weighted Avg.       Weighted Avg.Pct. Full Doc       Pct. Owner
Only Loans                           Original LTV        Combined LTV                      Occupied
---------------------------------------------------------------------------------------------------
N                                          91.37%              91.38%        0.00%           74.42%
---------------------------------------------------------------------------------------------------
Total:                                     91.37%              91.38%        0.00%           74.42%
---------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                         Apr 6, 2005 15:58                        Page 4 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Current Principal Balance         Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                      34      $1,279,817                     0.58%                   6.379                    680
$50,001 - $75,000                    42       2,669,026                      1.20                   6.313                    707
$75,001 - $100,000                   65       5,849,654                      2.63                   6.135                    695
$100,001 - $125,000                  88       9,959,583                      4.48                   5.958                    707
$125,001 - $150,000                 109      15,051,164                      6.77                   6.002                    696
$150,001 - $200,000                 182      31,957,022                     14.37                   5.975                    700
$200,001 - $250,000                 118      26,519,729                     11.93                   5.824                    701
$250,001 - $300,000                  98      26,880,596                     12.09                   5.780                    701
$300,001 - $350,000                  58      18,822,808                      8.47                   5.859                    700
$350,001 - $400,000                  68      25,574,609                     11.50                   5.901                    685
$400,001 - $450,000                  27      11,430,980                      5.14                   5.859                    702
$450,001 - $500,000                  30      14,176,296                      6.38                   5.894                    690
$500,001 - $550,000                   7       3,631,188                      1.63                   5.909                    671
$550,001 - $600,000                   6       3,514,299                      1.58                   5.775                    702
$600,001 - $650,000                  17      10,785,150                      4.85                   5.897                    687
$650,001 - $700,000                   1         652,620                      0.29                   5.750                    692
$700,001 - $750,000                   5       3,665,195                      1.65                   5.738                    724
$750,001 - $800,000                   2       1,572,131                      0.71                   5.687                    705
$800,001 - $850,000                   2       1,626,077                      0.73                   6.188                    627
$850,001 - $900,000                   1         892,141                      0.40                   5.625                    653
$900,001 - $950,000                   2       1,877,468                      0.84                   5.750                    768
$950,001 - $1,000,000                 4       3,964,917                      1.78                   5.689                    691
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Current Principal Balance             Balance           Original LTV           Combined LTV         Doc         Occupied
------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                       $37,642                 63.03%                 65.71%       0.00%           29.77%
$50,001 - $75,000                      63,548                  69.80                  70.34        0.00            28.81
$75,001 - $100,000                     89,995                  69.15                  72.94        0.00            54.22
$100,001 - $125,000                   113,177                  72.20                  77.85        0.00            54.63
$125,001 - $150,000                   138,084                  71.50                  75.09        0.00            61.79
$150,001 - $200,000                   175,588                  74.45                  80.57        0.00            68.76
$200,001 - $250,000                   224,743                  73.30                  79.56        0.00            80.10
$250,001 - $300,000                   274,292                  74.46                  81.31        0.00            81.91
$300,001 - $350,000                   324,531                  74.34                  80.06        0.00            75.81
$350,001 - $400,000                   376,097                  74.67                  79.92        0.00            86.33
$400,001 - $450,000                   423,370                  74.41                  78.43        0.00            71.10
$450,001 - $500,000                   472,543                  74.59                  79.54        0.00            70.25
$500,001 - $550,000                   518,741                  72.17                  72.17        0.00           100.00
$550,001 - $600,000                   585,717                  73.23                  76.55        0.00           100.00
$600,001 - $650,000                   634,421                  71.43                  76.38        0.00            76.81
$650,001 - $700,000                   652,620                  80.00                  80.00        0.00           100.00
$700,001 - $750,000                   733,039                  75.35                  79.13        0.00           100.00
$750,001 - $800,000                   786,066                  72.43                  79.84        0.00           100.00
$800,001 - $850,000                   813,039                  67.51                  73.85        0.00           100.00
$850,001 - $900,000                   892,141                  70.00                  70.00        0.00           100.00
$900,001 - $950,000                   938,734                  55.07                  60.06        0.00            49.88
$950,001 - $1,000,000                 991,229                  52.50                  52.50        0.00            74.83
------------------------------------------------------------------------------------------------------------------------
Total:                               $230,179                 72.97%                 78.14%       0.00%           74.87%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Current Rate                      Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
4.50 & Below                          4      $1,014,920                     0.46%                   4.204                    725
4.51 - 5.00                          29       7,744,704                      3.48                   4.914                    711
5.01 - 5.50                         186      46,051,785                     20.71                   5.367                    714
5.51 - 6.00                         364      88,907,734                     39.99                   5.808                    694
6.01 - 6.50                         262      59,180,507                     26.62                   6.273                    688
6.51 - 7.00                          99      16,520,176                      7.43                   6.762                    692
7.01 - 7.50                          19       2,307,958                      1.04                   7.214                    682
7.51 - 8.00                           2         245,627                      0.11                   7.964                    688
8.01 - 8.50                           1         379,060                      0.17                   8.450                    633
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                          Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Current Rate                    Balance           Original LTV           Combined LTV         Doc         Occupied
------------------------------------------------------------------------------------------------------------------
4.50 & Below                   $253,730                 71.82%                 78.51%       0.00%          100.00%
4.51 - 5.00                     267,059                  75.55                  87.29        0.00            92.67
5.01 - 5.50                     247,590                  73.96                  83.22        0.00            86.41
5.51 - 6.00                     244,252                  73.20                  78.61        0.00            80.70
6.01 - 6.50                     225,880                  72.09                  74.34        0.00            66.16
6.51 - 7.00                     166,870                  71.32                  71.70        0.00            38.78
7.01 - 7.50                     121,471                  69.76                  72.38        0.00            34.49
7.51 - 8.00                     122,814                  66.93                  66.93        0.00             0.00
8.01 - 8.50                     379,060                  80.00                  80.00        0.00           100.00
------------------------------------------------------------------------------------------------------------------
Total:                         $230,179                 72.97%                 78.14%       0.00%           74.87%
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
FICO                               Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------------
780 - 819                         $215,797                 69.81%                 73.27%       0.00%           60.46%
760 - 779                          199,344                  72.30                  81.34        0.00            77.77
740 - 759                          237,921                  74.90                  83.85        0.00            67.53
720 - 739                          230,766                  73.12                  81.49        0.00            75.90
700 - 719                          225,974                  75.54                  84.58        0.00            82.57
680 - 699                          251,421                  73.22                  76.46        0.00            71.04
660 - 679                          222,330                  72.66                  75.49        0.00            70.64
640 - 659                          222,749                  72.28                  74.65        0.00            78.68
620 - 639                          248,955                  70.81                  72.39        0.00            81.20
580 - 599                          358,947                  76.84                  76.84        0.00           100.00
540 - 559                           98,879                  70.00                  70.00        0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total:                            $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                               Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
FICO                                 Balance           Original LTV           Combined LTV         Doc         Occupied
-----------------------------------------------------------------------------------------------------------------------
780 - 819                           $215,797                 69.81%                 73.27%       0.00%           60.46%
760 - 779                            199,344                  72.30                  81.34        0.00            77.77
740 - 759                            237,921                  74.90                  83.85        0.00            67.53
720 - 739                            230,766                  73.12                  81.49        0.00            75.90
700 - 719                            225,974                  75.54                  84.58        0.00            82.57
680 - 699                            251,421                  73.22                  76.46        0.00            71.04
660 - 679                            222,330                  72.66                  75.49        0.00            70.64
640 - 659                            222,749                  72.28                  74.65        0.00            78.68
620 - 639                            248,955                  70.81                  72.39        0.00            81.20
580 - 599                            358,947                  76.84                  76.84        0.00           100.00
540 - 559                             98,879                  70.00                  70.00        0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
Total:                              $230,179                 72.97%                 78.14%       0.00%           74.87%
-----------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Apr 6, 2005 16:00                   Page 1 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Original LTV                      Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
40.00 & Below                        29      $4,726,655                     2.13%                   5.961                    691
40.01 - 50.00                        30       7,982,419                      3.59                   5.955                    721
50.01 - 60.00                        67      13,704,579                      6.16                   6.055                    693
60.01 - 70.00                       171      39,965,987                     17.97                   5.931                    680
70.01 - 80.00                       669     155,972,832                     70.15                   5.865                    700
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                              Avg. Principal          Weighted Avg.          Weighted Avg.    Pct. Full      Pct. Owner
Original LTV                         Balance           Original LTV           Combined LTV         Doc         Occupied
-----------------------------------------------------------------------------------------------------------------------
40.00 & Below                       $162,988                 33.75%                 38.22%       0.00%           45.56%
40.01 - 50.00                        266,081                  45.78                  47.98        0.00            60.80
50.01 - 60.00                        204,546                  57.14                  59.91        0.00            65.30
60.01 - 70.00                        233,719                  66.92                  69.18        0.00            70.15
70.01 - 80.00                        233,143                  78.49                  84.80        0.00            78.53
-----------------------------------------------------------------------------------------------------------------------
Total:                              $230,179                 72.97%                 78.14%       0.00%           74.87%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 Number Of         Principal         Pct. Of Pool By           Weighted Avg.      Weighted Avg.
Document Type                        Loans           Balance       Principal Balance            Gross Coupon       Current FICO
--------------------------------------------------------------------------------------------------------------------------------
NO DOC                                 247       $50,014,988                  22.49%                   6.044                699
NO RATIO                               118        26,121,893                   11.75                   5.970                697
STATED WITH NON-VERIFIED ASSETS        414        97,941,810                   44.05                   5.924                691
DOC
STATED WITH VERIFIED ASSETS DOC        187        48,273,782                   21.71                   5.637                705
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 966      $222,352,472                 100.00%                   5.894                697
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                  Avg. Principal          Weighted Avg.          Weighted Avg.    Pct. Full      Pct. Owner
Document Type                            Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------------------
NO DOC                                  $202,490                 69.50%                 70.37%       0.00%           85.77%
NO RATIO                                 221,372                  71.34                  72.37        0.00            54.04
STATED WITH NON-VERIFIED ASSETS          236,574                  74.60                  80.51        0.00            74.42
DOC
STATED WITH VERIFIED ASSETS DOC          258,149                  74.12                  84.52        0.00            75.74
---------------------------------------------------------------------------------------------------------------------------
Total:                                  $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                         Number Of          Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Loan Purpose                 Loans            Balance         Principal Balance            Gross Coupon           Current FICO
---------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   367        $84,282,648                    37.90%                   6.047                    678
PURCHASE                       553        126,639,401                     56.95                   5.795                    710
RATE/TERM REFI                  46         11,430,422                      5.14                   5.866                    691
---------------------------------------------------------------------------------------------------------------------------------
Total:                         966       $222,352,472                   100.00%                   5.894                    697
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                            Avg. Principal          Weighted Avg.          Weighted Avg.    Pct. Full      Pct. Owner
Loan Purpose                       Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                      $229,653                 69.33%                 70.64%       0.00%           78.07%
PURCHASE                           229,004                  75.92                  83.81        0.00            73.81
RATE/TERM REFI                     248,487                  67.00                  70.75        0.00            62.97
---------------------------------------------------------------------------------------------------------------------
Total:                            $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Number Of          Principal           Pct. Of Pool By       Weighted Avg.          Weighted Avg.
Occupancy Status                  Loans            Balance         Principal Balance        Gross Coupon           Current FICO
---------------------------------------------------------------------------------------------------------------------------------
NON OWNER                           243        $39,942,667                    17.96%               6.260                    704
OWNER OCCUPIED                      655        166,471,461                     74.87               5.808                    695
SECOND HOME                          68         15,938,344                      7.17               5.876                    698
---------------------------------------------------------------------------------------------------------------------------------
Total:                              966       $222,352,472                   100.00%               5.894                    697
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                             Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Occupancy Status                    Balance           Original LTV           Combined LTV         Doc         Occupied
----------------------------------------------------------------------------------------------------------------------
NON OWNER                          $164,373                 70.80%                 71.62%       0.00%            0.00%
OWNER OCCUPIED                      254,155                  73.82                  80.52        0.00           100.00
SECOND HOME                         234,387                  69.49                  69.66        0.00             0.00
----------------------------------------------------------------------------------------------------------------------
Total:                             $230,179                 72.97%                 78.14%       0.00%           74.87%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Property Type                     Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                           66     $17,884,107                     8.04%                   6.231                    689
CONDO                               148      31,874,585                     14.34                   5.896                    707
PUD                                   1         140,597                      0.06                   6.250                    662
SINGLE FAMILY DETACHED              751     172,453,184                     77.56                   5.859                    696
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                              Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Property Type                        Balance           Original LTV           Combined LTV         Doc         Occupied
-----------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                          $270,971                 70.00%                 70.88%       0.00%           43.20%
CONDO                                215,369                  74.57                  80.22        0.00            66.23
PUD                                  140,597                  52.61                  52.61        0.00           100.00
SINGLE FAMILY DETACHED               229,631                  72.99                  78.53        0.00            79.73
-----------------------------------------------------------------------------------------------------------------------
Total:                              $230,179                 72.97%                 78.14%       0.00%           74.87%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                      Number Of         Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
State                     Loans           Balance         Principal Balance            Gross Coupon           Current FICO
-----------------------------------------------------------------------------------------------------------------------------
CA - Southern               134       $40,413,531                    18.18%                   5.726                    708
CA - Northern                99        31,498,657                     14.17                   5.732                    709
FL                          141        23,872,722                     10.74                   5.957                    696
MA                           38        12,946,019                      5.82                   6.052                    691
CO                           44        10,053,393                      4.52                   5.798                    700
NV                           37         9,622,142                      4.33                   5.979                    685
MN                           37         7,971,582                      3.59                   5.881                    703
NY                           21         7,859,387                      3.53                   5.913                    678
MD                           33         7,672,923                      3.45                   5.888                    698
IL                           31         6,840,596                      3.08                   6.219                    688
Other                       351        63,601,521                     28.60                   5.993                    689
-----------------------------------------------------------------------------------------------------------------------------
Total:                      966      $222,352,472                   100.00%                   5.894                    697
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                          Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
State                            Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------------
CA - Southern                   $301,594                 73.66%                 82.20%       0.00%           82.73%
CA - Northern                    318,168                  75.08                  83.61        0.00            88.47
FL                               169,310                  73.52                  75.88        0.00            55.23
MA                               340,685                  69.04                  71.28        0.00            80.30
CO                               228,486                  75.58                  83.03        0.00            83.55
NV                               260,058                  75.42                  77.76        0.00            76.21
MN                               215,448                  74.39                  79.10        0.00            87.43
NY                               374,257                  63.77                  66.54        0.00            82.39
MD                               232,513                  77.09                  84.59        0.00            86.99
IL                               220,664                  73.10                  74.64        0.00            73.05
Other                            181,201                  71.73                  75.31        0.00            64.06
-------------------------------------------------------------------------------------------------------------------
Total:                          $230,179                 72.97%                 78.14%       0.00%           74.87%
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Apr 6, 2005 16:00                   Page 2 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                      Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Zip Code                  Loans         Balance         Principal Balance            Gross Coupon           Current FICO
---------------------------------------------------------------------------------------------------------------------------
02111                         3      $2,461,420                     1.11%                   6.397                    697
28465                         4       1,714,988                      0.77                   5.896                    714
96753                         2       1,589,658                      0.71                   5.903                    730
92503                         2       1,270,239                      0.57                   5.569                    691
94941                         2       1,245,486                      0.56                   5.700                    705
92571                         6       1,198,556                      0.54                   5.792                    726
95020                         2       1,163,944                      0.52                   5.922                    730
04429                         2       1,115,359                      0.50                   5.485                    667
94110                         2       1,099,071                      0.49                   5.547                    719
11976                         1         997,956                      0.45                   5.875                    632
Other                       940     208,495,793                     93.77                   5.896                    696
---------------------------------------------------------------------------------------------------------------------------
Total:                      966    $222,352,472                   100.00%                   5.894                    697
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                    Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Zip Code                   Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------
02111                     $820,473                 59.02%                 59.02%        0.00%          73.66%
28465                      428,747                  50.79                  62.45         0.00            0.00
96753                      794,829                  51.66                  51.66         0.00           40.80
92503                      635,120                  74.78                  89.96         0.00          100.00
94941                      622,743                  67.24                  85.30         0.00          100.00
92571                      199,759                  80.00                  93.32         0.00           81.15
95020                      581,972                  80.00                  80.00         0.00          100.00
04429                      557,679                  52.19                  52.19         0.00           89.05
94110                      549,536                  80.00                  84.06         0.00          100.00
11976                      997,956                  34.48                  34.48         0.00            0.00
Other                      221,804                  73.68                  78.80         0.00           75.43
-------------------------------------------------------------------------------------------------------------
Total:                    $230,179                 72.97%                 78.14%        0.00%          74.87%
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Remaining Months to           Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Maturity                          Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                           966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Remaining Months to       Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Maturity                         Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------------
301 - 360                       $230,179                 72.97%                 78.14%        0.00%          74.87%
-------------------------------------------------------------------------------------------------------------------
Total:                          $230,179                 72.97%                 78.14%        0.00%          74.87%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Amortization Type                 Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                          554    $131,014,203                    58.92%                   5.940                    695
3 YEAR ARM                          412      91,338,269                     41.08                   5.828                    700
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                               Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Amortization Type                     Balance           Original LTV           Combined LTV         Doc         Occupied
------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                           $236,488                 73.03%                 77.91%        0.00%          74.62%
3 YEAR ARM                            221,695                  72.87                  78.48         0.00           75.23
------------------------------------------------------------------------------------------------------------------------
Total:                               $230,179                 72.97%                 78.14%        0.00%          74.87%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Prepayment Term Months            Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
0                                   492    $127,182,585                    57.20%                   6.086                    696
12                                    1          53,860                      0.02                   6.750                    759
24                                  437      89,072,226                     40.06                   5.634                    699
36                                   36       6,043,801                      2.72                   5.671                    695
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                             Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Prepayment Term Months              Balance           Original LTV           Combined LTV         Doc         Occupied
----------------------------------------------------------------------------------------------------------------------
0                                  $258,501                 72.08%                 75.95%        0.00%          72.70%
12                                   53,860                  60.00                  60.00         0.00            0.00
24                                  203,827                  74.21                  81.27         0.00           77.58
36                                  167,883                  73.43                  78.35         0.00           81.03
----------------------------------------------------------------------------------------------------------------------
Total:                             $230,179                 72.97%                 78.14%        0.00%          74.87%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Periodic Cap                      Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
1.00                                966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                          Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Periodic Cap                     Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------------
1.00                            $230,179                 72.97%                 78.14%        0.00%          74.87%
-------------------------------------------------------------------------------------------------------------------
Total:                          $230,179                 72.97%                 78.14%        0.00%          74.87%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Months to Rate Reset              Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
11 - 20                             218     $46,683,726                    21.00%                   5.917                    690
21 - 30                             418      98,403,538                     44.26                   5.887                    699
31 - 40                             330      77,265,208                     34.75                   5.889                    698
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                           Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Months to Rate Reset              Balance           Original LTV           Combined LTV         Doc         Occupied
--------------------------------------------------------------------------------------------------------------------
11 - 20                          $214,146                 72.82%                 76.61%        0.00%          73.15%
21 - 30                           235,415                  73.53                  78.83         0.00           73.57
31 - 40                           234,137                  72.33                  78.20         0.00           77.56
--------------------------------------------------------------------------------------------------------------------
Total:                           $230,179                 72.97%                 78.14%        0.00%          74.87%
--------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Apr 6, 2005 16:00                   Page 3 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Maximum Lifetime Rate             Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
9.50 - 9.99                           1        $174,236                     0.08%                   3.750                    719
10.00 - 10.49                         2         644,665                      0.29                   4.236                    724
10.50 - 10.99                        22       5,592,302                      2.52                   4.864                    715
11.00 - 11.49                       124      32,032,904                     14.41                   5.272                    715
11.50 - 11.99                       391      96,620,918                     43.45                   5.738                    697
12.00 - 12.49                       257      59,605,108                     26.81                   6.202                    689
12.50 - 12.99                       140      23,788,468                     10.70                   6.662                    692
13.00 - 13.49                        22       2,942,609                      1.32                   7.112                    693
13.50 - 13.99                         5         397,677                      0.18                   7.567                    677
14.00 - 14.49                         2         553,585                      0.25                   8.308                    639
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                           Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Maximum Lifetime Rate             Balance           Original LTV           Combined LTV         Doc         Occupied
--------------------------------------------------------------------------------------------------------------------
9.50 - 9.99                      $174,236                 52.99%                 52.99%       0.00%          100.00%
10.00 - 10.49                     322,332                  74.42                  78.87        0.00           100.00
10.50 - 10.99                     254,196                  75.92                  88.50        0.00            89.85
11.00 - 11.49                     258,330                  74.23                  84.09        0.00            88.95
11.50 - 11.99                     247,112                  73.42                  79.43        0.00            81.27
12.00 - 12.49                     231,926                  71.82                  74.46        0.00            69.94
12.50 - 12.99                     169,918                  72.60                  73.38        0.00            45.16
13.00 - 13.49                     133,755                  64.40                  66.46        0.00            20.81
13.50 - 13.99                      79,535                  78.46                  78.46        0.00            46.14
14.00 - 14.49                     276,793                  74.84                  74.84        0.00            68.47
--------------------------------------------------------------------------------------------------------------------
Total:                           $230,179                 72.97%                 78.14%       0.00%           74.87%
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Minimum Lifetime Rate             Loans         Balance         Principal Balance            Gross Coupon           Current FICO
---------------------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                           1        $174,236                     0.08%                   3.750                    719
4.00 - 4.49                           2         644,665                      0.29                   4.236                    724
4.50 - 4.99                          22       5,592,302                      2.52                   4.864                    715
5.00 - 5.49                         124      32,032,904                     14.41                   5.272                    715
5.50 - 5.99                         391      96,620,918                     43.45                   5.738                    697
6.00 - 6.49                         257      59,605,108                     26.81                   6.202                    689
6.50 - 6.99                         140      23,788,468                     10.70                   6.662                    692
7.00 - 7.49                          22       2,942,609                      1.32                   7.112                    693
7.50 - 7.99                           5         397,677                      0.18                   7.567                    677
8.00 - 8.49                           2         553,585                      0.25                   8.308                    639
---------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                          Avg. Principal          Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Minimum Lifetime Rate            Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                     $174,236                 52.99%                 52.99%       0.00%          100.00%
4.00 - 4.49                      322,332                  74.42                  78.87        0.00           100.00
4.50 - 4.99                      254,196                  75.92                  88.50        0.00            89.85
5.00 - 5.49                      258,330                  74.23                  84.09        0.00            88.95
5.50 - 5.99                      247,112                  73.42                  79.43        0.00            81.27
6.00 - 6.49                      231,926                  71.82                  74.46        0.00            69.94
6.50 - 6.99                      169,918                  72.60                  73.38        0.00            45.16
7.00 - 7.49                      133,755                  64.40                  66.46        0.00            20.81
7.50 - 7.99                       79,535                  78.46                  78.46        0.00            46.14
8.00 - 8.49                      276,793                  74.84                  74.84        0.00            68.47
-------------------------------------------------------------------------------------------------------------------
Total:                          $230,179                 72.97%                 78.14%       0.00%           74.87%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Margin                            Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
1.99 & Below                          1         $44,500                     0.02%                   4.750                    786
2.00 - 2.49                         235      55,342,298                     24.89                   5.437                    707
2.50 - 2.99                         537     127,862,572                     57.50                   5.942                    695
3.00 - 3.49                         181      36,301,056                     16.33                   6.352                    687
3.50 - 3.99                           6       1,298,162                      0.58                   6.563                    674
5.00 - 5.49                           3         592,148                      0.27                   6.165                    761
5.50 - 5.99                           1         358,150                      0.16                   6.750                    626
6.00 & Above                          2         553,585                      0.25                   8.308                    639
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                       Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Margin                       Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------
1.99 & Below                 $44,500                 23.04%                100.00%       0.00%          100.00%
2.00 - 2.49                  235,499                  75.27                  86.63        0.00            93.54
2.50 - 2.99                  238,105                  72.15                  76.08        0.00            77.13
3.00 - 3.49                  200,558                  72.41                  72.89        0.00            40.55
3.50 - 3.99                  216,360                  68.74                  68.74        0.00             0.00
5.00 - 5.49                  197,383                  73.91                  73.91        0.00           100.00
5.50 - 5.99                  358,150                  80.00                  80.00        0.00           100.00
6.00 & Above                 276,793                  74.84                  74.84        0.00            68.47
---------------------------------------------------------------------------------------------------------------
Total:                      $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
First Adjustment Cap              Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
3.00                                966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                             Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
First Adjustment Cap               Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------------
3.00                              $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------
Total:                            $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                              Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Periodic Lifetime Cap             Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                         966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                             Avg. Principal         Weighted Avg.          Weighted Avg.   Pct. Full       Pct. Owner
Periodic Lifetime Cap              Balance           Original LTV           Combined LTV         Doc         Occupied
---------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                       $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------
Total:                            $230,179                 72.97%                 78.14%       0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Distribution by               Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Interest Only Loans               Loans         Balance         Principal Balance            Gross Coupon           Current FICO
---------------------------------------------------------------------------------------------------------------------------------
N                                   966    $222,352,472                   100.00%                  5.894                     697
---------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                  5.894                     697
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Distribution by           Avg. Principal          Weighted Avg.         Weighted Avg.   Pct. Full       Pct. Owner
Interest Only Loans              Balance           Original LTV           Combined LTV         Doc         Occupied
-------------------------------------------------------------------------------------------------------------------
N                               $230,179                 72.97%                 78.14%       0.00%           74.87%
-------------------------------------------------------------------------------------------------------------------
Total:                          $230,179                 72.97%                 78.14%       0.00%           74.87%
-------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Apr 6, 2005 16:00                   Page 4 of 5

                                                            GSAA 05 05
Goldman Sachs

==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Distribution by               Number Of       Principal           Pct. Of Pool By           Weighted Avg.          Weighted Avg.
Interest Only Term                Loans         Balance         Principal Balance            Gross Coupon           Current FICO
----------------------------------------------------------------------------------------------------------------------------------
0.000                               966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------
Total:                              966    $222,352,472                   100.00%                   5.894                    697
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Distribution by            Avg. Principal          Weighted Avg.         Weighted Avg.     Pct. Full       Pct. Owner
Interest Only Term                Balance           Original LTV           Combined LTV          Doc         Occupied
---------------------------------------------------------------------------------------------------------------------
0.000                            $230,179                 72.97%                 78.14%        0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------
Total:                           $230,179                 72.97%                 78.14%        0.00%           74.87%
---------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Apr 6, 2005 16:00                   Page 5 of 5